SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
Fidelity Advisor Series VIII
(Name of Registrant as Specified In Its Charter)
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY® ADVISOR DIVERSIFIED INTERNATIONAL FUND
FIDELITY ADVISOR EMERGING ASIA FUND
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND
FIDELITY ADVISOR GLOBAL EQUITY FUND
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
FIDELITY ADVISOR JAPAN FUND
FIDELITY ADVISOR KOREA FUND
FIDELITY ADVISOR LATIN AMERICA FUND
FIDELITY ADVISOR OVERSEAS FUND

FUNDS OF
FIDELITY ADVISOR SERIES VIII

82 Devonshire Street, Boston, Massachusetts 02109
1-800-522-7297

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund (the funds), will be held at an office of Fidelity Advisor Series VIII (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on February 14, 2001, at 12:00 p.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To authorize the Board of Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund.

4. To ratify the selection of Deloitte & Touche LLP as independent accountants of Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Advisor International Capital Appreciation Fund.

5. To approve an amended management contract for each of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund.

6. To approve an amended management contract for Fidelity Advisor Overseas Fund.

7. To approve an amended management contract for Fidelity Advisor Emerging Markets Income Fund.

8. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

9. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

10. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

11. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

12. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

13. To change Fidelity Advisor Latin America Fund's policies concerning diversification.

14. To modify Fidelity Advisor Latin America Fund's fundamental investment objective.

15. To eliminate a fundamental investment policy of Fidelity Advisor Diversified International Fund.

16. To eliminate a fundamental investment policy of Fidelity Advisor Emerging Markets Income Fund.

17. To eliminate a fundamental investment policy of Fidelity Advisor Overseas Fund.

18. To amend Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning real estate.

19. To amend the fundamental investment limitation concerning underwriting for each of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund.

20. To amend Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning commodities.

21. To amend Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on December 18, 2000 as the record date for the determination of the shareholders of each of the funds and classes entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

December 18, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND
FIDELITY ADVISOR EMERGING ASIA FUND
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND
FIDELITY ADVISOR GLOBAL EQUITY FUND
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
FIDELITY ADVISOR JAPAN FUND
FIDELITY ADVISOR KOREA FUND
FIDELITY ADVISOR LATIN AMERICA FUND
FIDELITY ADVISOR OVERSEAS FUND

TO BE HELD ON FEBRUARY 14, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series VIII (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund (the funds) and at any adjournments thereof (the Meeting), to be held on February 14, 2001 at 12:00 p.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 13, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost approximately as follows. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost approximately as follows.

Fund Name	Estimated cost for DF King to call and solicite vote	Estimated cost for DF King to recieve vote over the phone
Advisor Diversified International: Class A	$ 30,000	$ 20,000
Advisor Diversified International: Class T	$ 30,000	$ 20,000
Advisor Diversified International: Class B	$ 30,000	$ 20,000
Advisor Diversified International: Class C	$ 30,000	$ 20,000
Advisor Diversified International: Institutional Class	$ 30,000	$ 20,000
Advisor Emerging Asia: Class A	$ 30,000	$ 20,000
Advisor Emerging Asia: Class T	$ 10,000	$ 5,000
Advisor Emerging Asia: Class B	$ 500	$ 500
Advisor Emerging Asia: Class C	$ 500	$ 500
Advisor Emerging Asia: Institutional Class	$ 500	$ 500
Advisor Emerging Markets Income: Class A	$ 500	$ 500
Advisor Emerging Markets Income: Class T	$ 30,000	$ 20,000
Advisor Emerging Markets Income: Class B	$ 30,000	$ 20,000
Advisor Emerging Markets Income: Class C	$ 500	$ 500
Advisor Emerging Markets Income: Institutional Class	$ 10,000	$ 5,000
Advisor Europe Capital Appreciation: Class A	$ 500	$ 500
Advisor Europe Capital Appreciation: Class T	$ 30,000	$ 20,000
Advisor Europe Capital Appreciation: Class B	$ 10,000	$ 5,000
Advisor Europe Capital Appreciation: Class C	$ 10,000	$ 5,000
Advisor Europe Capital Appreciation: Institutional Class	$ 500	$ 500
Advisor Global Equity: Class A	$ 500	$ 500
Advisor Global Equity: Class T	$ 10,000	$ 5,000
Advisor Global Equity: Class B	$ 500	$ 500
Advisor Global Equity: Class C	$ 500	$ 500
Advisor Global Equity: Institutional Class	$ 500	$ 500
Advisor International Capital Appreciation: Class A	$ 10,000	$ 5,000
Advisor International Capital Appreciation: Class T	$ 30,000	$ 20,000
Advisor International Capital Appreciation: Class B	$ 30,000	$ 20,000
Advisor International Capital Appreciation: Class C	$ 30,000	$ 20,000
Advisor International Capital Appreciation: Institutional Class	$ 10,000	$ 5,000
Advisor Japan: Class A	$ 10,000	$ 5,000
Advisor Japan: Class T	$ 30,000	$ 20,000
Advisor Japan: Class B	$ 30,000	$ 20,000
Advisor Japan: Class C	$ 30,000	$ 20,000
Advisor Japan: Institutional Class	$ 500	$ 500
Advisor Korea: Class A	$ 30,000	$ 20,000
Advisor Korea: Class T	$ 500	$ 500
Advisor Korea: Class B	$ 500	$ 500
Advisor Korea: Class C	$ 500	$ 500
Advisor Korea: Institutional Class	$ 500	$ 500
Advisor Latin America: Class A	$ 500	$ 500
Advisor Latin America: Class T	$ 500	$ 500
Advisor Latin America: Class B	$ 500	$ 500
Advisor Latin America: Class C	$ 500	$ 500
Advisor Latin America: Institutional Class	$ 500	$ 500
Advisor Overseas: Class A	$ 30,000	$ 20,000
Advisor Overseas: Class T	$ 30,000	$ 20,000
Advisor Overseas: Class B	$ 30,000	$ 20,000
Advisor Overseas: Class C	$ 30,000	$ 20,000
Advisor Overseas: Institutional Class	$ 30,000	$ 20,000
Total	$ 720,500	$ 470,500

If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses do not exceed each class's existing voluntary expense caps listed on page 48. Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan; Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L) located at 130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England are also subadvisers to the funds.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

The following table summarizes the proposals applicable to each class of shares of each fund.

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All	10
2.	To elect as Trustees the nominees presented in proposal 2.	All	12
3.	To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.	Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund	17
4.	To ratify the selection of Deloitte & Touche LLP as independent accountants of the funds.	Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Advisor International Capital Appreciation Fund	17
5.	To approve an amended management contract for the funds that would reduce the management fee payable to FMR by the funds as FMR's assets under management increase.

Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund

			18
6.	To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and allow future modifications of the contract without shareholder vote if permitted by the 1940 Act.	Fidelity Advisor Overseas Fund	21
7.	To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and allow future modifications of the contract without shareholder vote if permitted by the 1940 Act.	Fidelity Advisor Emerging Markets Income Fund	25
8.	To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the 1940 Act.	Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund	29
9.	To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the 1940 Act.	Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund	30
10.	To approve an amended sub-advisory agreement with FIIA to allow FMR, FIIA, and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the 1940 Act.	Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund	31
11.

To approve an amended sub-advisory agreement between FIIA and FIIA (U.K.)L to allow FMR, FIIA, FIIA (U.K.)L, and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the 1940 Act.

		Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund	32
12.

To approve an amended sub-advisory agreement between FIIA and FIJ to allow FMR, FIIA, FIJ, and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the 1940 Act.

		Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund	33
13.	To change the fund's policies concerning diversification.	Fidelity Advisor Latin America Fund	35
14.	To modify the fundamental investment objective of the fund.	Fidelity Advisor Latin America Fund	36
15.	To eliminate a fundamental investment policy of the fund.	Fidelity Advisor Diversified International Fund	36
16.	To eliminate a fundamental investment policy of the fund.	Fidelity Advisor Emerging Markets Income Fund	37
17.	To eliminate a fundamental investment policy of the fund.	Fidelity Advisor Overseas Fund	37
18.	To amend the fund's fundamental investment limitation concerning real estate.	Fidelity Advisor Emerging Asia Fund	38
19.	To amend the funds' fundamental investment limitation concerning underwriting.	Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund	38
20.	To amend the fund's fundamental investment limitation concerning commodities.	Fidelity Advisor Emerging Asia Fund	39
21.	To amend the fund's fundamental investment limitation concerning lending.	Fidelity Advisor Emerging Asia Fund	39

Shares of each class of each fund of the trust issued and outstanding as of October 31, 2000 are indicated in the following table:

Advisor Diversified International: Class A	1,872,622
Advisor Diversified International: Class T	9,592,722
Advisor Diversified International: Class B	3,050,524
Advisor Diversified International: Class C	2,622,876
Advisor Diversified International: Institutional Class	1,390,246
Advisor Emerging Asia: Class A	2,533,846
Advisor Emerging Asia: Class T	339,893
Advisor Emerging Asia: Class B	301,332
Advisor Emerging Asia: Class C	174,519
Advisor Emerging Asia: Institutional Class	123,350
Advisor Emerging Markets Income: Class A	485,638
Advisor Emerging Markets Income: Class T	4,880,587
Advisor Emerging Markets Income: Class B	1,852,691
Advisor Emerging Markets Income: Class C	307,610
Advisor Emerging Markets Income: Institutional Class	647,444
Advisor Europe Capital Appreciation: Class A	314,626
Advisor Europe Capital Appreciation: Class T	1,397,554
Advisor Europe Capital Appreciation: Class B	739,461
Advisor Europe Capital Appreciation: Class C	647,554
Advisor Europe Capital Appreciation: Institutional Class	105,681
Advisor Global Equity: Class A	227,240
Advisor Global Equity: Class T	627,919
Advisor Global Equity: Class B	415,435
Advisor Global Equity: Class C	411,961
Advisor Global Equity: Institutional Class	99,081
Advisor International Capital Appreciation: Class A	1,004,138
Advisor International Capital Appreciation: Class T	9,443,775
Advisor International Capital Appreciation: Class B	3,278,829
Advisor International Capital Appreciation: Class C	2,939,699
Advisor International Capital Appreciation: Institutional Class	622,337
Advisor Japan: Class A	1,049,502
Advisor Japan: Class T	1,684,235
Advisor Japan: Class B	1,785,744
Advisor Japan: Class C	1,449,538
Advisor Japan: Institutional Class	153,592
Advisor Korea: Class A	2,609,228
Advisor Korea: Class T	16,293
Advisor Korea: Class B	11,297
Advisor Korea: Class C	11,140
Advisor Korea: Institutional Class	7,950
Advisor Latin America: Class A	69,452
Advisor Latin America: Class T	154,312
Advisor Latin America: Class B	126,787
Advisor Latin America: Class C	89,045
Advisor Latin America: Institutional Class	39,347
Advisor Overseas: Class A	2,218,219
Advisor Overseas: Class T	83,085,646
Advisor Overseas: Class B	6,395,968
Advisor Overseas: Class C	3,818,921
Advisor Overseas: Institutional Class	4,494,884

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class on October 31, 2000 was as follows:

Adv Diversified International: Class A	PaineWebber, Inc.	Jersey City, NJ	28.60%
Adv Diversified International: Class A	Amsouth Bank	Port Charlotte, FL	9.69%
Adv Diversified International: Class A	State Street Bank	North Quincy, MA	5.77%
Adv Diversified International: Class T	Asset Management Securities	Boca Raton, FL	6.76%
Adv Diversified International: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	15.59%
Adv Diversified International: Class B	Aetna Inc.	Torrance, CA	5.06%
Adv Diversified International: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	21.82%
Adv Diversified International: Class C	Capital Financial Service, Inc.	Madison, WI	6.14%
Adv Diversified International: Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	29.63%
Adv Diversified International: Institutional Class	FTC & CO	Denver, CO	23.15%
Adv Diversified International: Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	21.09%
Adv Diversified International: Institutional Class	Harris Investors Direct, Inc.	Chicago, IL	9.05%
Adv Emerging Asia: Class A	Brown Brothers Harriman	Boston, MA	8.97%
Adv Emerging Asia: Class A	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	8.96%
Adv Emerging Asia: Class A	Citigroup, Inc.	New York, NY	6.23%
Adv Emerging Asia: Class A	Investec Ernst & Company	New York, NY	6.08%
Adv Emerging Asia: Class A	Charles Schwab & Co., Inc.	San Francisco, CA	5.26%
Adv Emerging Asia: Class T	Nexus Financial Inc.	Colorado Springs, CO	10.45%
Adv Emerging Asia: Class T	Transamerica Life Insurance & Annuity Company	Los Angeles, CA	6.83%
Adv Emerging Asia: Class T	A.G. Edwards & Sons Inc.	Saint Louis, MO	6.50%
Adv Emerging Asia: Class B	Citigroup, Inc.	Long Island City, NY	13.68%
Adv Emerging Asia: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	8.70%
Adv Emerging Asia: Class B	Metropolitan Life Insurance Company	New York, NY	6.36%
Adv Emerging Asia: Class B	Waddell & Reed Financial Services	Shawnee Mission, KS	5.13%
Adv Emerging Asia: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	22.81%
Adv Emerging Asia: Class C	Suntrust Bank	Atlanta, GA	6.73%
Adv Emerging Asia: Class C	A.G. Edwards & Sons Inc.	Saint Louis, MO	6.01%
Adv Emerging Asia: Institutional Class	Chase Manhattan Corp.	New York, NY	55.84%
Adv Emerging Asia: Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	41.09%
Adv Emerging Markets Income: Class A	Reliastar Financial Corp.	Minneapolis, MN	6.86%
Adv Emerging Markets Income: Class A	SunAmerica	New York, NY	6.28%
Adv Emerging Markets Income: Class A	The Equitable	New York, NY	6.08%
Adv Emerging Markets Income: Class A	A.G. Edwards & Sons Inc.	Saint Louis, MO	5.62%
Adv Emerging Markets Income: Class C	Prudential	New York, NY	11.72%
Adv Emerging Markets Income: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	8.69%
Adv Emerging Markets Income: Class C	ING America Life Group	Denver, CO	6.96%
Adv Emerging Markets Income: Class C	Prime Financial Services, Inc.	Poughkeepsie, NY	6.93%
Adv Emerging Markets Income: Class C	LPL Financial Services, Inc.	San Diego, CA	5.48%
Adv Emerging Markets Income: Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	72.77%
Adv Europe Capital Appreciation: Class A	Citigroup, Inc.	Long Island City, NY	8.88%
Adv Europe Capital Appreciation: Class A	First Union Corp.	Roanoke, VA	7.07%
Adv Europe Capital Appreciation: Class A	Fidelity Investments	Boston, MA	7.05%
Adv Europe Capital Appreciation: Class T	PMG Securities Corporation	New York, NY	18.40%
Adv Europe Capital Appreciation: Class T	ING America Life Group	Atlanta, GA	8.26%
Adv Europe Capital Appreciation: Class T	Nexus Financial Inc.	Colorado Springs, CO	6.03%
Adv Europe Capital Appreciation: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	7.66%
Adv Europe Capital Appreciation: Class B	Citigroup, Inc.	Long Island City, NY	5.91%
Adv Europe Capital Appreciation: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	22.64%
Adv Europe Capital Appreciation: Class C	US Bancorp	Minneapolis, MN	19.42%
Adv Europe Capital Appreciation: Class C	Lifemark Securities Corp.	Pittsford, NY	6.96%
Adv Europe Capital Appreciation: Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	45.37%
Adv Europe Capital Appreciation: Institutional Class	Fidelity Investments	Boston, MA	32.52%
Adv Europe Capital Appreciation: Institutional Class	Planters Bank & Trust	Staunton, VA	11.30%
Adv Global Equity: Class A	Fidelity Investments Distributors Corp	Boston, MA	39.89%
Adv Global Equity: Class A	Advest Inc.	Hartford, CT	6.12%
Adv Global Equity: Class T	Fidelity Investments Distributors Corp	Boston, MA	12.18%
Adv Global Equity: Class T	Massachusetts Mutual Group	Springfield, MA	9.79%
Adv Global Equity: Class B	Fidelity Investments Distributors Corp	Boston, MA	19.92%
Adv Global Equity: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	6.29%
Adv Global Equity: Class C	Fidelity Investments Distributors Corp	Boston, MA	20.16%
Adv Global Equity: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	11.70%
Adv Global Equity: Class C	Capital Financial Services	Madison, WI	9.38%
Adv Global Equity: Class C	Lifemark Securities Corp.	Pittsford, NY	8.84%
Adv Global Equity: Class C	HRC Services, Inc.	Glenwood Landing, NY	7.13%
Adv Global Equity: Class C	SunAmerica	Atlanta, GA	5.22%
Adv Global Equity: Institutional Class	Fidelity Investments	Boston, MA	98.20%
Adv International Capital Appreciation: Class T	SunAmerica	New York, NY	7.58%
Adv International Capital Appreciation: Class T	Securities America	Omaha, NE	5.64%
Adv International Capital Appreciation: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	8.69%
Adv International Capital Appreciation: Class C	Citigroup, Inc.	New York, NY	12.80%
Adv International Capital Appreciation: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	9.02%
Adv International Capital Appreciation: Class C	Aetna Inc.	Torrance, CA	5.41%
Adv International Capital Appreciation: Institutional Class	Fidelity Investments	Boston, MA	71.99%
Adv International Capital Appreciation: Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	11.38%
Adv International Capital Appreciation: Institutional Class	Aetna Inc.	Torrance, CA	5.98%
Adv International Capital Appreciation: Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	5.25%
Adv Japan: Class A	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	24.03%
Adv Japan: Class A	Investec Ernst & Company	New York, NY	12.51%
Adv Japan: Class A	G.W. & Wade Asset Management Co.	Wellesley, MA	9.83%
Adv Japan: Class A	Securities America	Omaha, NE	5.56%
Adv Japan: Class T	Advanced Financial Planning Securities	Brentwood, TN	6.32%
Adv Japan: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	14.57%
Adv Japan: Class B	Citigroup, Inc.	Long Island City, NY	10.80%
Adv Japan: Class B	BankAmerica Corp.	Charlotte, NC	5.78%
Adv Japan: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	33.50%
Adv Japan: Class C	G.W. & Wade Asset Management Co.	Wellesley, MA	9.22%
Adv Japan: Class C	Lifemark Securities Corp.	Pittsford, NY	7.57%
Adv Japan: Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	67.00%
Adv Japan: Institutional Class	Fidelity Investments	Boston, MA	20.77%
Adv Korea: Class A	Charles Schwab & Co., Inc.	San Francisco, CA	11.92%
Adv Korea: Class A	SG Cowen Securities Corp.	New York, NY	10.17%
Adv Korea: Class A	National Investor Services Corp.	New York, NY	5.62%
Adv Korea: Class A	Brown Brothers Harriman	Boston, MA	5.11%
Adv Korea: Class T	Legend Equities Corporation	Palm Beach Gardens, FL	74.10%
Adv Korea: Class T	Fidelity Investments	Boston, MA	12.38%
Adv Korea: Class B	Fidelity Investments	Boston, MA	70.36%
Adv Korea: Class B	Eitel and Company	Louisville, KY	11.43%
Adv Korea: Class B	Michigan National Bank	Farmington Hills, MI	6.29%
Adv Korea: Class C	Fidelity Investments	Boston, MA	71.36%
Adv Korea: Class C	Prime Capital Services, Inc.	Poughkeepsie, NY	16.21%
Adv Korea: Class C	Investors Capital Corp.	Lynnfield, MA	10.02%
Adv Korea: Institutional Class	Fidelity Investments	Boston, MA	99.99%
Adv Latin America: Class A	Fidelity Investments	Boston, MA	52.38%
Adv Latin America: Class A	First Union Corp.	Roanoke, VA	8.25%
Adv Latin America: Class T	Fidelity Investments	Boston, MA	21.02%
Adv Latin America: Class T	American Investment Services, Inc.	East Peoria, IL	7.51%
Adv Latin America: Class T	Prime Capital Services, Inc.	Poughkeepsie, NY	6.95%
Adv Latin America: Class T	First Union Corp.	El Paso, TX	6.95%
Adv Latin America: Class T	SunAmerica	New York, NY	6.89%
Adv Latin America: Class B	Fidelity Investments Distributors Corp	Boston, MA	26.37%
Adv Latin America: Class B	The Guardian	New York, NY	7.54%
Adv Latin America: Class B	A.G. Edwards & Sons Inc.	Saint Louis, MO	5.40%
Adv Latin America: Class C	Fidelity Investments Distributors Corp	Boston, MA	39.61%
Adv Latin America: Class C	ING America Life Group	Denver, CO	5.94%
Adv Latin America: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	5.62%
Adv Latin America: Institutional Class	Fidelity Investments	Boston, MA	96.72%
Adv Overseas: Class A	A.G. Edwards & Sons Inc.	Saint Louis, MO	11.62%
Adv Overseas: Class T	Manulife Financial Group	Toronto, ON	15.83%
Adv Overseas: Class T	Great West Life And Annuity Ins Co.	Englewood, CO	7.49%
Adv Overseas: Class B	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	8.99%
Adv Overseas: Class C	Citigroup, Inc.	New York, NY	19.29%
Adv Overseas: Class C	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	17.49%
Adv Overseas: Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc.	Jacksonville, FL	48.58%
Adv Overseas: Institutional Class	Firstar Investment Services	Milwaukee, WI	6.25%

FMR has advised the trust that for Proposals 1 through 21 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

Shareholders of record at the close of business on December 18, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended October 31, 2000 (December 31, 1999 for Fidelity Advisor Emerging Markets Income Fund) and the semiannual report for the fiscal period ended April 30, 2000 (June 30, 2000 for Fidelity Advisor Emerging Markets Income Fund) call 1-800-552-7297 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: A plurality of all votes cast at the Meeting is sufficient to approve Proposal 2 and a majority of all votes of the appropriate fund cast at the meeting is sufficient to approve Proposal 3 and Proposal 4. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposals 5 through 21 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

1. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an Amended and Restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Adoption of the New Declaration of Trust will not result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses.

Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997 and November 18, 1999, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 14, 2000, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit 1 to this Proxy Statement.

Significant Changes Effected by the New Declaration of Trust.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity Funds. Under the Current Declaration of Trust and the New Declaration of Trust the number of Trustees cannot be changed without shareholder approval.

Reorganization or Termination of the Trust or Its Series or Classes. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

Future Amendments of the Declaration of Trust. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

References to Classes. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

Derivative Suit. The New Declaration of Trust provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. A specific provision in the New Declaration of Trust will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Investment in other Investment Companies. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of a fund's assets in one or more open-end investment companies (Fund-of-Funds Structure). The current Declaration of Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies. In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to achieve efficiencies by consolidating portfolio management for some or all of its assets with other funds or to achieve other operational efficiencies. The purpose of the Fund-of-Funds Structure generally is to achieve operational efficiencies by consolidating portfolio management for a portion of a fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock, bond and money market funds. The Fund-of-Funds Structure allows multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their assets that are managed similarly. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. While neither FMR nor the Trustees have determined that a Fund-of-Funds Structure is appropriate at this time, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a transaction only if a Fund-of-Funds Structure is permitted under the fund's investment policies and if they determine that a Fund-of-Funds Structure is in the best interests of a fund and its shareholders.

Other Changes Effected by the New Declaration of Trust.

In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR to enter into a Management Contract with the trust, on behalf of each fund, and to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to enter into and amend Management Contracts. A corresponding change is also proposed for certain of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on pages 23 and 27.

2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

3. The New Declaration of Trust explicitly allows the Trustees to effect Fund-of-Funds Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

4 The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

5. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment policies, practices, and limitations of any fund; and deal in shares of a fund.

6. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

9. The New Declaration of Trust permits the rights and preferences of a series or class to be set forth in the registration statement for such series or class or in any other document in addition to in a resolution of the Board of Trustees.

10. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

2. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. Pursuant to the provisions of the Declaration of Trust of Advisor Series VIII, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 1). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the fourteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except for Abigail P. Johnson and William S. Stavropoulos, unless such authority has been withheld in the proxy card.

 Except for Ms. Johnson and Mr. Stavropoulos, all nominees named below are currently Trustees of Fidelity Advisor Series VIII and have served in that capacity continuously since originally elected or appointed. J. Michael Cook, Marie L. Knowles, Ned C. Lautenbach, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page 16) and were appointed to the Board in January 2001, January 2001, January 2000, and August 1997, respectively. Ms. Johnson and Mr. Stavropoulos are currently Members of the Advisory Board of the Trust. Ms. Johnson and Mr. Stavropoulos were selected by the Trust's Nominating and Administration Committee and were appointed as Members of the Advisory Board on April 1, 1999 and November 1, 2000, respectively. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Mr. Cook, Robert M. Gates, Ms. Johnson, Ms. Knowles, Mr. Lautenbach, William O. McCoy, Robert C. Pozen, and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Messrs. Gates, McCoy, and Pozen are currently Trustees of 55 registered investment companies advised by FMR. Messrs. Cook and Lautenbach and Ms. Knowles are currently Trustees of 53 registered investment companies advised by FMR. Ms. Johnson and Mr. Stavropoulos are not currently Trustees of any registered investment companies advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those fourteen nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation**	Year of Election or Appointment
J. Michael Cook 58

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox 68

President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis 69	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates 57

Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
*Abigail P. Johnson 39	Member of the Advisory Board of Fidelity Advisor Series VIII (1999), Vice President of certain Equity Funds (1997). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.	2001
*Edward C. Johnson 3d 70

President of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc. Abigail P. Johnson is Mr. Johnson's daughter.

		1983
Donald J. Kirk 68

Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

		1987
Marie L. Knowles 54

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach 57

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch 58	Vice Chairman and a Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.	1990
William O. McCoy 67

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
Marvin L. Mann 67	Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).	1993
*Robert C. Pozen 54

Senior Vice President of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund (1997), Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000).

		1997
William S. Stavropoulos 61

Member of the Advisory Board of Fidelity Advisor Series VIII (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		2001

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of October 31, 2000 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three (3) interested and nine (9) non-interested Trustees, met eleven (11) times during the twelve months ended October 31, 2000. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended October 31, 2000, the committee held six meetings.

The trust's Nominating and Administration Committee is currently composed of Gerald C. McDonough (Chairman) (scheduled to retire at the end of 2000), Messrs. Cox, Gates, Mann, and Thomas R. Williams (scheduled to retire at the end of 2000). The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended October 31, 2000, the committee held six meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d **	Abigail P. Johnson**,#	J. Michael Cook *****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones****	Donald J. Kirk	Marie L. Knowles ******
Diversified InternationalB	$ 0	$ 0	$ 41	$ 48	$ 49	$ 48	$ 3	$ 48	$ 24
Emerging AsiaB	$ 0	$ 0	$ 14	$ 21	$ 21	$ 21	$ 4	$ 21	$ 6
Emerging Markets IncomeB,+	$ 0	$ 0	$ 20	$ 24	$ 24	$ 24	$ 0	$ 24	$ 11
Europe Capital AppreciationB	$ 0	$ 0	$ 7	$ 9	$ 9	$ 9	$ 1	$ 9	$ 3
Global EquityB	$ 0	$ 0	$ 4	$ 5	$ 5	$ 5	$ 0	$ 5	$ 2
International Capital AppreciationB	$ 0	$ 0	$ 55	$ 65	$ 66	$ 65	$ 3	$ 65	$ 29
JapanB	$ 0	$ 0	$ 29	$ 39	$ 40	$ 39	$ 4	$ 39	$ 12
KoreaB,+	$ 0	$ 0	$ 4	$ 4	$ 4	$ 4	$ 0	$ 4	$ 4
Latin AmericaB	$ 0	$ 0	$ 1	$ 2	$ 2	$ 2	$ 0	$ 2	$ 1
OverseasB	$ 0	$ 0	$ 408	$ 578	$ 585	$ 578	$ 75	$ 577	$ 203
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 0	$ 0	$ 0	$ 217,500	$ 211,500	$ 217,500	$ 217,500	$ 217,500	$ 0
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach ***	Peter S. Lynch**	William O. McCoy	Gerald C. McDonough#	Marvin L. Mann	Robert C. Pozen**	William S. Stavropoulos *****	Thomas R. Williams#
Diversified InternationalB	$ 48	$ 0	$ 48	$ 60	$ 48	$ 0	$ 0	$ 47
Emerging AsiaB	$ 21	$ 0	$ 20	$ 26	$ 21	$ 0	$ 0	$ 20
Emerging Markets IncomeB,+	$ 24	$ 0	$ 24	$ 30	$ 24	$ 0	$ 0	$ 23
Europe Capital AppreciationB	$ 9	$ 0	$ 9	$ 11	$ 9	$ 0	$ 0	$ 9
Global EquityB	$ 5	$ 0	$ 5	$ 6	$ 5	$ 0	$ 0	$ 5
International Capital AppreciationB	$ 65	$ 0	$ 65	$ 81	$ 65	$ 0	$ 0	$ 64
JapanB	$ 39	$ 0	$ 39	$ 49	$ 40	$ 0	$ 0	$ 39
KoreaB,+	$ 4	$ 0	$ 4	$ 5	$ 4	$ 0	$ 0	$ 4
Latin AmericaB	$ 2	$ 0	$ 2	$ 2	$ 2	$ 0	$ 0	$ 2
OverseasB	$ 514	$ 0	$ 571	$ 716	$ 581	$ 0	$ 0	$ 567
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 54,000	$ 0	$ 214,500	$ 269,000	$ 217,500	$ 0	$ 0	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Mr. Lautenbach was appointed to the Board of Trustees of Fidelity Advisor Series VIII effective January 1, 2000.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

****** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

******* Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board of the trust.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the Advisory Board of certain trusts, including Fidelity Advisor Series VIII.

## Gerald C. McDonough and Thomas R. Williams are scheduled to retire at the end of 2000.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

+ Estimated.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

3. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND, FIDELITY ADVISOR EMERGING ASIA FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR GLOBAL EQUITY FUND, FIDELITY ADVISOR JAPAN FUND, FIDELITY ADVISOR KOREA FUND, FIDELITY ADVISOR LATIN AMERICA FUND, AND FIDELITY ADVISOR OVERSEAS FUND.

By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the non-interested Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

4. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND AND FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND.

By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the non-interested Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Deloitte & Touche LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no Deloitte & Touche LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND, FIDELITY ADVISOR EMERGING ASIA FUND, FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND, FIDELITY ADVISOR GLOBAL EQUITY FUND, FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND, FIDELITY ADVISOR JAPAN FUND, AND FIDELITY ADVISOR LATIN AMERICA FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 39.) In addition, for Fidelity Advisor Emerging Asia Fund, the Amended Contract clarifies the method of calculating the management fee in case of termination of the contract during any month.

Proposed Amendment to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit 2 on page 65 for Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund; Exhibit 3 on page 68 for Fidelity Advisor Emerging Asia Fund; and Exhibit 4 on page 71 for Fidelity Advisor International Capital Appreciation Fund. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 41.) If approved by shareholders, the Amended Contract will take effect on March 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine (9) new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 41.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)		Amended Contract
Over 534.2500%		534	-	587.2500%
		587	-	646.2463%
		646	-	711.2426%
		711	-	782.2389%
		782	-	860.2352%
		860	-	946.2315%
		946	-	1,041.2278%
		1,041	-	1,145.2241%
		1,145	-	1,260.2204%
		over		1,260.2167%

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150	0.3371%	.3371%
200	0.3284%	.3284%
250	0.3219%	.3219%
300	0.3163%	.3163%
350	0.3113%	.3113%
400	0.3067.%	.3067%
450	0.3024%	.3024%
500	0.2982%	.2982%
550	0.2942%	.2942%
600	0.2905%	.2904%
650	0.2874%	.2870%
700	0.2847%	.2838%
750	0.2824%	.2809%
800	0.2804%	.2782%
850	0.2786%	.2756%
900	0.2770%	.2732%
950	0.2756%	.2710%
1,000	0.2743%	.2689%
1,050	0.2731%	.2669%
1,100	0.2721%	.2649%
1,150	0.2711%	.2631%
1,200	0.2702%	.2614%
1,250	0.2694%	.2597%
1,300	0.2687%	.2581%
1,350	0.2680%	.2566%
1,400	0.2673%	.2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for October 31, 2000 were approximately $853 billion.

Comparison of Management Fees. For the month ended October 31, 2000, average assets under management by FMR were approximately $853 billion. Each fund's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been 0.7255%, compared to 0.7285% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares each fund's management fee as calculated under the terms of the Present Contract for fiscal 2000 to the management fee each fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Present Contract	Amended Contract
	Management Fee*	Management Fee	Percentage Difference
Advisor International Capital Appreciation	$ 1,812,887	$ 1,805,011	(0.43%)
Advisor Diversified International	$ 1,373,405	$ 1,367,430	(0.44%)
Advisor Europe Capital Appreciation	$ 241,237	$ 240,209	(0.43%)
Advisor Japan	$ 1,041,410	$ 1,037,015	(0.42%)
Advisor Latin America	$ 48,788	$ 48,581	(0.42%)
Advisor Global Equity	$ 140,006	$ 139,409	(0.43%)
Advisor Emerging Asia	$ 508,995	$ 506,862	(0.42%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on September 14, 2000. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered each classes' expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 23 for more details. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 39.)

Proposed Amendments to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 5 on page 74. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 41.) If approved by shareholders, the Amended Contract will take effect on March 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2001, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

Current Management Fee. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 2000 (not including the fee amendments discussed below) was 0.7285%.

The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest 0.01% for purposes of the calculation.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance is based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine (9) new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 41.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)		Amended Contract
Over 534.2500%		534	-	587.2500%
		587	-	646.2463%
		646	-	711.2426%
		711	-	782.2389%
		782	-	860.2352%
		860	-	946.2315%
		946	-	1,041.2278%
		1,041	-	1,145.2241%
		1,145	-	1,260.2204%
		over

				1,260.2167%

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150	0.3371%	.3371%
200	0.3284%	.3284%
250	0.3219%	.3219%
300	0.3163%	.3163%
350	0.3113%	.3113%
400	0.3067%	.3067%
450	0.3024%	.3024%
500	0.2982%	.2982%
550	0.2942%	.2942%
600	0.2905%	.2904%
650	0.2874%	.2870%
700	0.2847%	.2838%
750	0.2824%	.2809%
800	0.2804%	.2782%
850	0.2786%	.2756%
900	0.2770%	.2732%
950	0.2756%	.2710%
1,000	0.2743%	.2689%
1,050	0.2731%	.2669%
1,100	0.2721%	.2649%
1,150	0.2711%	.2631%
1,200	0.2702%	.2614%
1,250	0.2694%	.2597%
1,300	0.2687%	.2581%
1,350	0.2680%	.2566%
1,400	0.2673%	.2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for October 31, 2000 were approximately $853 billion.

Comparison of Management Fees. For the month ended October 31, 2000, average assets under management by FMR were approximately $853 billion. the fund's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been 0.7255%, compared to 0.7285% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended December 31, 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Present Contract	Amended Contract
	Management Fee*	Management Fee	Percentage Difference
Basic Fee	$ 15,142,512	$ 15,078,475	(0.42%)
Performance Adjustment	$ 2,433,514	$ 2,433,514	0%
Total Fee	$ 17,576,026	$ 17,511,989	(0.36%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 14, 2000. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered each classes' expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR EMERGING MARKETS INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 27 for more details. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 39.)

Proposed Amendment to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit 6 on page 78. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 41.) If approved by shareholders, the Amended Contract will take effect on March 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2001, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2001, and thereafter, only as long as its continuance is approved at least annually as above.

The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine (9) new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 41.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)		Amended Contract
Over 516.1100%		516	-	587.1100%
		587	-	646.1080%
		646	-	711.1060%
		711	-	782.1040%
		782	-	860.1020%
		860	-	946.1000%
		946	-	1,041.0980%
		1,041	-	1,145.0960%
		1,145	-	1,260.0940%
		over

				1,260.0920%

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150	0.1736%	.1736%
200	0.1652%	.1652%
250	0.1587%	.1587%
300	0.1536%	.1536%
350	0.1494%	.1494%
400	0.1459%	.1459%
450	0.1427%	.1427%
500	0.1399%	.1399%
550	0.1372%	.1372%
600	0.1350%	.1349%
650	0.1330%	.1328%
700	0.1314%	.1309%
750	0.1300%	.1291%
800	0.1287%	.1275%
850	0.1276%	.1260%
900	0.1266%	.1246%
950	0.1258%	.1233%
1,000	0.1250%	.1220%
1,050	0.1243%	.1209%
1,100	0.1236%	.1197%
1,150	0.1230%	.1187%
1,200	0.1225%	.1177%
1,250	0.1220%	.1167%
1,300	0.1215%	.1158%
1,350	0.1211%	.1149%
1,400	0.1207%	.1141%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for October 31, 2000 were approximately $853 billion.

Comparison of Management Fees. For the month ended October 31, 2000, average assets under management by FMR were approximately $853 billion. The fund's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been 0.6759%, compared to 0.6775% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract	Amended Contract
Management Fee*	Management Fee	Percentage Difference
$ 512,220	$ 511,880	(0.07%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended October 31, 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract	Amended Contract
Management Fee*	Management Fee	Percentage Difference
$ 568,045	$ 566,636	(0.25%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 14, 2000. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered the classes' expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY ADVISOR EMERGING MARKETS INCOME FUND AND FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR U.K.'s fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, not the fund, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR U.K. on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission (SEC). In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 In addition, for Fidelity Advisor Overseas Fund, the Amended Agreement clarifies that FMR may appoint FMR U.K. to perform services with respect to all or a portion of the fund's investments. The Agreement is also being standardized to conform to the Agreement that is expected to become standard for all funds managed by FMR.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Fidelity Advisor Emerging Markets Income Fund's and Fidelity Advisor Overseas Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Advisor Emerging Markets Income Fund on page 27 and for Fidelity Advisor Overseas Fund on page 21.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, are supplied as Exhibits 7 and 8 beginning on page 81. Except for the modifications discussed above, Fidelity Advisor Emerging Markets Income Fund's and Fidelity Advisor Overseas Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 48.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East and FIJ" on page 40.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

9. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY ADVISOR EMERGING MARKETS INCOME FUND AND FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR Far East's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, not the fund, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR Far East on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Fidelity Advisor Emerging Markets Income Fund's and Fidelity Advisor Overseas Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Advisor Emerging Markets Income Fund on page 27 and for Fidelity Advisor Overseas Fund on page 21.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits 9 and 10 beginning on page 87. Except for the modifications discussed above, Fidelity Advisor Emerging Markets Income Fund's and Fidelity Advisor Overseas Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 48.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR Far East., with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East and FIJ" on page 40.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

10. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA) FOR FIDELITY ADVISOR EMERGING MARKETS INCOME FUND AND FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FIIA, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FIIA's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). Under each fund's Present Agreement with FIIA, FMR, not the fund, pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the fund's average net assets for which the sub-adviser has provided FMR with investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FIIA investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FIIA investment management authority under each fund's Present Agreement, FMR, not the fund, pays FIIA a fee equal to 57% of FMR's monthly management fee (including any performance adjustment, if applicable) with respect to each fund's average net assets managed by FIIA on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FIIA, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On November 16, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FIIA's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is proposed to the amendment provisions in Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Emerging Markets Income Fund on page 27, and for Fidelity Advisor Overseas Fund on page 21.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits 11 and 12 beginning on page 93. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 48.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund, and July 31, 2001 for Fidelity Advisor Overseas Fund, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund, and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FIIA's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FIIA for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA, with its principal office in Pembroke, Bermuda, is a wholly-owned subsidiary of Fidelity International Limited (FIL) established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. FIL is an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. For more information on FIIA, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ" on page 40.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA will remain in effect.

11. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA) AND FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L) FOR FIDELITY ADVISOR EMERGING MARKETS INCOME FUND AND FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement between FIIA, FIIA(U.K.)L, and the trust with respect to each fund (the Amended Agreement). Each fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIIA(U.K.)L's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K. and Europe. Under each fund's Present Agreement with FIIA, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FIIA may grant FIIA(U.K.)L investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIIA(U.K.)L's investment management authority under each fund's Present Agreement, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of each fund. For more details on each fund's present agreement, see the "Sub-Advisory Agreement" section beginning on page 48.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIIA(U.K.)L, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On November 16, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIIA(U.K.)L's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Advisor Emerging Markets Income Fund on page 27, and for Fidelity Advisor Overseas Fund on page 21.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits 13 and 14 beginning on page 99. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 48.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and through July 31, 2001 for Fidelity Advisor Overseas Fund, and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIIA(U.K.)L's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIIA(U.K.)L for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA(U.K.)L, with its principal office in Kent, England, is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA(U.K.)L may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIIA(U.K.)L, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ" on page 40.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA(U.K.)L will remain in effect.

12. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIIA AND FIDELITY INVESTMENTS JAPAN LIMITED (FIJ) FOR FIDELITY ADVISOR EMERGING MARKETS INCOME FUND AND FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FIIA, FIJ, and the trust with respect to each fund (the Amended Agreement). Each fund's Amended Agreement would allow FIIA, FIJ, and the trust, on behalf of each fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIJ's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FIJ acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia. Under each fund's Present Agreement with FIIA, FIIA, not the fund, pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FIIA may grant FIJ investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIJ investment management authority under each fund's Present Agreement, FIIA, not the fund, pays FIJ a fee equal to a percentage of each fund's monthly average net assets managed by FIJ on a discretionary basis. FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of each fund. For more details on each fund's present agreement see the "Sub-Advisory Agreements" section beginning on page 48.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIJ, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On November 16, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIJ's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Advisor Emerging Markets Income Fund on page 27, and Fidelity Advisor Overseas Fund on page 21.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits 15 and 16 beginning on page 105. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 48.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund and July 31, 2001 for Fidelity Advisor Overseas Fund, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for Fidelity Advisor Emerging Markets Income Fund, and through July 31, 2001 for Fidelity Advisor Overseas Fund, and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIJ's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIJ for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIJ, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968. Established in 1986 to provide investment research to FIL with respect to foreign securities, FIJ focuses on companies primarily based in Japan and the Far East. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIJ may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ," on page 40.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIJ will remain in effect.

13. TO CHANGE FIDELITY ADVISOR LATIN AMERICA FUND'S POLICIES CONCERNING DIVERSIFICATION.

The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of the fund's fundamental policies concerning diversification. The fund is "diversified," as defined in the Investment Company Act of 1940 ("1940 Act"). As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer and so that it does not hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The fund's current fundamental diversification limitations are as follows:

"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

Because the above investment policies are fundamental, they cannot be changed or eliminated without shareholder approval. The Trustees recommend that shareholders vote to eliminate the above limitations, changing the fund from a diversified fund to a non-diversified fund. The principal difference is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental limitation concerning diversification, which could be changed without shareholder approval:

"In order to qualify as a ´regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

Under Subchapter M, with respect to 50% of its total assets, the fund generally may not purchase the securities of an issuer if, as a result, the fund would have invested more than 5% of its total assets in securities of any issuer or would hold more than 10% of any issuer's voting securities. As to the remaining 50% of total assets, the fund may not invest more than 25% of its total assets in the securities of any issuer. These policies do not apply to cash, cash items, U.S. Government securities, and securities of other investment companies. These requirements are generally applied at the end of each quarter of the fund's taxable year.

The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local market. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International Emerging Markets Free - Latin America (MSCI EMF - Latin America) Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. The MSCI EMF - Latin America Index has become increasingly concentrated in a few issuers. As of October 31, 2000, the two largest positions in the MSCI EMF - Latin America Index each represented more than 5% of the index - Telefonos de Mexico, 14.3% and Petrobras, 8.4%. In the aggregate, these two issuers represented 22.7% of the index on that date. Because the fund's current policies do not allow over-5% positions to exceed 25% of fund assets (at time of purchase), currently the fund could not significantly over-weight these issuers in the aggregate. In addition, the fund's industry concentration policy allows it to invest up to 35% of its total assets in any industry that accounts for more than 20% of the Latin American market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Latin American Market. The fund's current diversification policies could prevent the fund from using the flexibility permitted by its industry concentration policy. As of October 31, 2000, telephone service companies accounted for approximately 23% of the Latin American market as represented by the MSCI EMF - Latin America Index and 26% of the fund's assets. As of October 31, 2000, Telefonos de Mexico was the largest telephone service company in the MSCI EMF - Latin America Index. Under its current diversification policies, if the fund had other over-5% positions in telephone service companies, the fund may not be able to match or over-weight its holdings in the telephone service companies relative to the index because investment in the telephone service companies would cause the fund's investment in over-5% issuers to exceed 25%. The proposal will allow the fund's over-5% positions to exceed 25% of fund assets. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. In addition, a fund may be exposed to greater risk to the extent the particular industry or industries in which it invests is sensitive to adverse changes in economic or political conditions. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies the risks involved.

The proposal would also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.

Conclusion. The Trustees believe that eliminating the fund's fundamental policies concerning diversification and adopting a non-fundamental limitation concerning diversification will benefit the fund by providing more investment flexibility. The Trustees recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect the changes. If the proposal is not approved, the current fundamental policies concerning diversification will not change.

14. TO MODIFY FIDELITY ADVISOR LATIN AMERICA FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the modification of the fund's fundamental investment objective.

The proposal is intended to allow the fund to more clearly communicate its investment objective by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The fund's fundamental investment objective currently reads as follows:

"Advisor Latin America Fund seeks high total investment return."

If the proposal is approved, the fund's fundamental investment objective would read as follows:

"Advisor Latin America Fund seeks long-term growth of capital."

Because the foregoing investment objective is fundamental, it cannot be changed without shareholder approval.

Discussion of Proposed Modifications. Modifying the foregoing fundamental investment objective will allow the fund to more clearly communicate its investment objective to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The modified investment objective will more clearly reflect the fund's policy of investing predominantly in equity securities. Consistent with other Fidelity international equity funds, this modification will not preclude the fund's investment in debt securities. The fundamental investment objective and policies of the fund can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

The proposed modification to the fund's investment objective is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that modifying the fundamental investment objective as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modification will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective will not change.

15. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate the fund's fundamental investment policy regarding investing in equity securities of companies located anywhere outside the U.S.

The proposal is intended to allow the fund to more clearly communicate its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The fund's fundamental investment objective and a fundamental investment policy regarding equity securities of companies located anywhere outside the U.S. currently read as follows:

"Advisor Diversified International Fund seeks capital growth by investing primarily in equity securities of companies located anywhere outside the U.S."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policy would be eliminated as follows (deleted language is [bracketed]):

"Advisor Diversified International Fund seeks capital growth [by investing primarily in equity securities of companies located anywhere outside the U.S]."

Because the forgoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategy to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will continue to rely on its existing non-fundamental policies of normally investing primarily in common stocks and investing at least 65% of its total assets in foreign securities. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Eliminating the fundamental investment policy as proposed is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

16. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR EMERGING MARKETS INCOME FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate the fund's fundamental investment policy regarding investing in debt securities and other instruments of issuers in emerging markets. The proposal is intended to allow the fund to more clearly communicate its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The fund's fundamental investment objective and a fundamental investment policy regarding debt securities and other instruments of issuers in emerging markets currently read as follows:

"Advisor Emerging Markets Income Fund seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the investment policy would be eliminated as follows (deleted language is [bracketed]):

"Fidelity Advisor Emerging Markets Income Fund seeks a high level of current income [by investing primarily in debt securities and other instruments of issuers in emerging markets]. As a secondary objective, the fund seeks capital appreciation."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing at least 65% of its total assets in debt securities of issuers in emerging markets. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Eliminating the fundamental investment policy as proposed is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

17. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR OVERSEAS FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate the fund's fundamental investment policy regarding investing in foreign securities. The proposal is intended to allow the fund to more clearly communicate its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The fund's investment objective and a fundamental investment policy regarding foreign securities currently read as follows:

"Advisor Overseas Fund seeks long-term growth of capital primarily through investments in foreign securities."

The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the investment policy would be eliminated as follows (deleted language is [bracketed]):

"Advisor Overseas Fund seeks long-term growth of capital [primarily through investments in foreign securities].

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing in foreign securities. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Eliminating the fundamental investment policy as proposed is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

18. TO AMEND FIDELITY ADVISOR EMERGING ASIA FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.

Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning real estate currently states:

"The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or representing interests in real estate or securities of companies engaged in the real estate business)."

The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate (deleted language is [bracketed]):

"The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate [or representing interests in real estate] or securities of companies engaged in the real estate business)."

The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorize to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. The fund does not expect to acquire real estate. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

19. TO AMEND FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND'S, FIDELITY ADVISOR EMERGING ASIA FUND'S, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND'S, FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND'S, FIDELITY ADVISOR GLOBAL EQUITY FUND'S, FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND'S, FIDELITY ADVISOR JAPAN FUND'S, FIDELITY ADVISOR LATIN AMERICA FUND'S, AND FIDELITY ADVISOR OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

20. TO AMEND FIDELITY ADVISOR EMERGING ASIA FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES.

Fidelity Advisor Emerging Asia Fund's current fundamental investment limitation concerning commodities states:

"The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in derivative investments)."

The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing investments in commodities (deleted language is [bracketed]):

"The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by[or indexed to, or representing interests in,] physical commodities [or investing or trading in derivative investments])."

The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become standard for all funds managed by FMR. If the proposal is approved, the new fundamental commodities limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

21. TO AMEND FIDELITY ADVISOR EMERGING ASIA FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Fidelity Advisor Emerging Asia Fund's current fundamental investment limitation concerning lending is as follows:

"The fund may not make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibits 17 and 18 beginning on page 111.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Robert A. Dwight, Maria F. Dwyer, Thomas J. Simpson, Eric D. Roiter, David L. Murphy, Robert A. Lawrence, Boyce I. Greer, Richard A. Spillane Jr., Gregory Frazer, John H. Carlson, Richard C. Habermann, Kevin McCarey, Patricia Satterthwaite, Richard R. Mace Jr., and William J. Kennedy, are currently officers of the trust and officers or employees of FMR. With the exception of Robert A. Dwight, Maria F. Dwyer, John H. Costello and Thomas J. Simpson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period January 1, 1999 through October 31, 2000, the following transaction was entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

 On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of FIL, a Bermuda Company formed in 1968.

FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment advisor. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund. FMR Far East may receive from FIJ investment research and advice relating to Japanese and other Asian issuers. Funds with investment objectives similar to Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibits 17 and 18 beginning on page 111.

The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); and a Director of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

ACTIVITIES AND MANAGEMENT OF FIIA, FIIA(U.K.)L, AND FIJ

On behalf of each fund, FMR has entered into a sub-advisory agreement with Fidelity International Investment Advisors (FIIA), a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda Company formed in 1968. FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), and its Japanese subsidiary, Fidelity Investments Japan Limited (FIJ).

The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. They may also provide investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. FIJ focuses on companies primarily based in Japan and the Far East. Funds with investment objectives similar to Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIIA, FIIA(U.K.)L, and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibits 17 and 18 beginning on page 111.

The Directors of FIIA are Simon Fraser, President, Anthony J. Bolton, Keith Ferguson, Richard Ford, Brett Goodin, Simon Haslam, Richard Horlick, K.C. Lee, Frank Mutch, Peter Phillips, and David J. Saul. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Simon Fraser, President, Gareth Adams, Anthony J. Bolton, Pamela Edwards, Simon Haslam, Richard Horlick, Peter Lord, and Sally Walden. The principal business address of each of the Directors is 26 Lovat Lane, London, EC3R 8LL, England.

PRESENT MANAGEMENT CONTRACTS

Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposal 5, 6, and 7.

In addition to the management fee payable to FMR, each class pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Each fund pays pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC) on behalf of each class of the fund. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC pursuant to which FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC by the applicable class for the fiscal year ended October 31, 2000 (fiscal year ended December 31, 1999 for Advisor Emerging Markets Income Fund) amounted to:

Fund Name	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor Diversified International Fund	$ 37,068	$ 271,799	$ 99,078	$ 69,133	$ 24,438
Fidelity Advisor Emerging Asia Fund	$ 116,930	$ 29,924	$ 17,774	$ 7,973	$ 7,835
Fidelity Advisor Emerging Markets Income Fund	$ 7,687	$ 115,484	$ 44,838	$ 5,317	$ 4,416
Fidelity Advisor Europe Capital Appreciation Fund	$ 11,018	$ 47,502	$ 27,872	$ 15,847	$ 3,427
Fidelity Advisor International Capital Appreciation Fund	$ 45,472	$ 361,400	$ 147,272	$ 101,734	$ 19,909
Fidelity Advisor Global Equity Fund	$ 8,088	$ 19,004	$ 15,729	$ 11,575	$ 2,644
Fidelity Advisor Japan Fund	$ 47,438	$ 122,385	$ 121,026	$ 82,954	$ 7,943
Fidelity Advisor Latin America Fund	$ 3,482	$ 8,394	$ 7,335	$ 4,945	$ 1,179
Fidelity Advisor Overseas Fund	$ 107,000	$ 3,767,000	$ 382,000	$ 162,000	$ 183,000

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the funds for the fiscal year ended October 31, 2000 (fiscal year ended December 31, 1999 for Advisor Emerging Markets Income Fund) amounted to:

Fund Name
Fidelity Advisor Diversified International Fund	$ 116,875
Fidelity Advisor Emerging Asia Fund	$ 60,478
Fidelity Advisor Emerging Markets Income Fund	$ 60,633
Fidelity Advisor Europe Capital Appreciation Fund	$ 60,452
Fidelity Advisor International Capital Appreciation Fund	$ 151,321
Fidelity Advisor Global Equity Fund	$ 60,077
Fidelity Advisor Japan Fund	$ 86,675
Fidelity Advisor Latin America Fund	$ 60,057
Fidelity Advisor Overseas Fund	$ 997,510

 FSC also received fees for administering each fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 2000 for were as follows: Fidelity Advisor Diversified International Fund, $3,220, Fidelity Advisor Emerging Asia Fund, $0; Fidelity Advisor Emerging Markets Income Fund, $0; Fidelity Advisor Europe Capital Appreciation Fund, $0; Fidelity Advisor Global Equity Fund, $0; Fidelity Advisor International Capital Appreciation Fund, $435; Fidelity Advisor Japan Fund, $0; Fidelity Advisor Korea Fund, $0; Fidelity Advisor Latin America Fund, $0; and Fidelity Advisor Overseas $5,778.

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenue paid to, and retained by, FDC for the fiscal year ended October 31, 2000 (fiscal year ended December 31, 1999 for Advisor Emerging Markets Income Fund) amounted to the following:

Fund Name	Paid to FDC		Retained by FDC
	Class A	Class T	Class A	Class T
Fidelity Advisor Diversified International Fund	$ 139,758	$ 304,673	$ 52,649	$ 96,092
Fidelity Advisor Emerging Asia Fund	$ 42,021	$ 24,337	$ 23,623	$ 6,674
Fidelity Advisor Emerging Markets Income Fund	$ 6,995	$ 32,261	$ 2,324	$ 13,636
Fidelity Advisor Europe Capital Appreciation Fund	$ 30,764	$ 41,711	$ 16,053	$ 11,196
Fidelity Advisor International Capital Appreciation Fund	$ 164,325	$ 405,304	$ 62,199	$ 136,361
Fidelity Advisor Global Equity Fund	$ 21,749	$ 26,191	$ 5,801	$ 6,904
Fidelity Advisor Japan Fund	$ 118,054	$ 127,484	$ 60,910	$ 38,585
Fidelity Advisor Latin America Fund	$ 4,516	$ 8,059	$ 1,650	$ 1,972
Fidelity Advisor Overseas Fund	$ 271,000	$ 531,000	$ 120,000	$ 174,000

FDC collected deferred sales charge revenue on Class B and Class C shares during fiscal 2000 of $56,145, $32,699, $9,733, $28,418, $134,211, $4,439, $264,867, $11,808, and $276,000, respectively for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund. When shares subject to a deferred sales charge are sold, FDC pays commissions from its own resources to dealers through which the sales are made.

FDC received no payments from Institutional Class of each fund pursuant to Distribution and Service Plans under Rule 12b-1. The Institutional Class Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

In addition, FDC received from the fund fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 2000 as follows:

12b-1 Fees Paid to FDC
Fidelity Advisor Diversified International Fund
Class A	$ 41,658
Class T	$ 507,498
Class B	$ 316,688
Class C	$ 256,057
Fidelity Advisor Emerging Asia Fund
Class A	$ 128,165
Class T	$ 37,937
Class B	$ 41,772
Class C	$ 25,155
Fidelity Advisor Emerging Markets Income Fund
Class A	$ 3,226
Class T	$ 128,769
Class B	$ 157,802
Class C	$ 18,509
Fidelity Advisor Europe Capital Appreciation Fund
Class A	$ 9,134
Class T	$ 74,158
Class B	$ 70,840
Class C	$ 63,132
Fidelity Advisor Global Equity Fund
Class A	$ 9,846
Class T	$ 27,824
Class B	$ 41,103
Class C	$ 42,784
Fidelity Advisor International Capital Appreciation Fund
Class A	$ 34,304
Class T	$ 726,487
Class B	$ 434,547
Class C	$ 352,901
Fidelity Advisor Japan Fund
Class A	$ 46,511
Class T	$ 224,012
Class B	$ 385,265
Class C	$ 369,340
Fidelity Advisor Latin America Fund
Class A	$ 2,548
Class T	$ 10,495
Class B	$ 17,581
Class C	$ 12,359
Fidelity Advisor Overseas Fund
Class A	$ 95,514
Class T	$ 8,765,531
Class B	$ 1,226,014
Class C	$ 616,339

Currently, up to the full amount of distribution fees paid by Class A and Class T under their respective Distribution and Service Plans may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.

Currently, the full amount of distribution fees paid by Class B under its Distribution and Service Plan is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B under its Distribution and Service Plan may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, up to the full amount of the distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of distribution fees and service fees paid by such Class C shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

FMR is the manager of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund pursuant to management contracts dated November 19, 1998, which were approved by FMR, as the then sole shareholder of each fund on November 19, 1998.

FMR is the manager of Fidelity Advisor Overseas Fund pursuant to a management contract dated October 31, 1997, which was approved by shareholders on September 17, 1997, at which time a proposed reduction in the group fee rate and a proposed modification in the fund's performance adjustment were approved.

FMR is the manager of Fidelity Advisor Emerging Markets Income Fund pursuant to a management contract dated July 1, 1997, which was approved by shareholders on June 18, 1997, at which time a proposed reduction in the group fee rate was approved.

FMR is the manager of Fidelity Advisor International Capital Appreciation Fund pursuant to a management contract dated October 16, 1997, which was approved by FMR as the sole shareholder of the fund on October 16, 1997.

FMR is the manager of Fidelity Advisor Emerging Asia Fund pursuant to a management contract dated January 14, 1999, which was approved by FMR.

For the services of FMR under each management contract (except Advisor Overseas), each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Fidelity Advisor Overseas Fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE®).

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $853 billion of group net assets - the approximate level for October 2000 - was 0.1259% for Fidelity Advisor Emerging Markets Income Fund and 0.2755% for all other funds, which is the weighted average of the respective fee rates for each level of group net assets up to $853 billion.

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules, depicted below, provides for lower management fee rates for each fund, except Advisor Emerging Markets Income Fund as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules, depicted below, provides for lower management fee rates for Advisor Emerging Markets Income Fund as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

Each fund's individual fund fee rate is 0.45%, except Fidelity Advisor Emerging Markets Income Fund, which has an individual fund fee rate of 0.55%. Based on the average group net assets of the funds advised by FMR for month ended October 2000 (December 1999 for Fidelity Advisor Emerging Markets Income Fund), each fund's annual management fee rate (basic fee rate for Advisor Overseas) would be calculated as follows:

Fund Name	Group Fee Rate		Individual Fund Fee Rate		Management/Basic Fee Rate
Fidelity Advisor International Capital Appreciation	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Diversified International	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Europe Capital Appreciation	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Japan	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Latin America	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Global Equity	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Emerging Asia	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Overseas	0.2755%	+	0.45%	=	0.7255%
Fidelity Advisor Emerging Markets Inc.	0.1259%	+	0.55%	=	0.6759%

One-twelfth of this annual management fee rate (basic fee rate for Fidelity Advisor Overseas Fund) is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Fidelity Advisor Overseas Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the EAFE (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of +/-10.00%) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. For purposes of calculating the performance adjustment for Fidelity Advisor Overseas Fund, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period. This performance comparison is made at the end of each month. One twelfth (1/12) of the annual performance adjustment rate is then applied to the fund's average net assets determined as of the close of business on each business day throughout the month and the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The fund's performance is calculated based on changes in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

For Morgan Stanley Capital International Europe, Australasia, Far East Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

During fiscal year ended October 31, 2000 (December 31, 1999 for Advisor Emerging Markets Income), FMR received $1,367,430, $506,862, $511,880, $240,209, $139,409, $1,805,011, $1,037,015, and $48,581 for its services as investment adviser to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund, respectively. This fee was equivalent to 0.72%, 0.73%, 0.68%, 0.72%, 0.73%, 0.72%, 0.73%, and 0.72%, respectively, of the average net assets of each fund.

During fiscal 2000, FMR received $17,511,989, for its services as investment adviser to Fidelity Advisor Overseas Fund. This fee, which includes both the basic fee and the performance adjustment, was equivalent to 0.84%, of the average net assets of the fund. For 2000, the upward performance adjustment amounted to $2,433,514 for the fund.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse each class of each fund to the extent that their total operating expenses, as a percentage of their respective average net assets exceed the following rates:

	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor Diversified International Fund	2.00%	2.25%	2.75%	2.75%	1.75%
Fidelity Advisor Emerging Asia Fund	2.00%	2.25%	2.75%	2.75%	1.75%
Fidelity Advisor Emerging Markets Income Fund	1.40%	1.50%	2.15%	2.25%	1.25%
Fidelity Advisor Europe Capital Appreciation Fund	2.00%	2.25%	2.75%	2.75%	1.75%
Fidelity Advisor Global Equity Fund	2.00%	2.25%	2.75%	2.75%	1.75%
Fidelity Advisor International Capital Appreciation Fund	1.70%	1.95%	2.45%	2.45%	1.45%
Fidelity Advisor Japan Fund	2.00%	2.25%	2.75%	2.75%	1.75%
Fidelity Advisor Korea Fund	2.10%	2.35%	2.85%	2.85%	1.85%
Fidelity Advisor Latin America Fund	2.00%	2.25%	2.75%	2.75%	1.75%
Fidelity Advisor Overseas Fund	1.55%	1.80%	2.30%	2.30%	1.30%

SUB-ADVISORY AGREEMENTS

On behalf of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. and with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

  Fidelity Advisor Emerging Markets Income Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated January 20, 1994, were approved by FMR as sole shareholder of the fund on February 10, 1994.
  Fidelity Advisor Overseas Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated October 31, 1997, were approved by shareholders on December 1, 1992.
  Fidelity Advisor Emerging Markets Income Fund's sub-advisory agreement with FIIA, dated August 1, 1999, was approved by FMR as sole shareholder of the fund on February 1, 1994.
  Fidelity Advisor Overseas Fund's sub-advisory agreement with FIIA, dated August 1, 1999, was approved by shareholders on December 1, 1992.
  Fidelity Advisor Emerging Markets Income Fund's sub-advisory agreement between FIIA(U.K.)L and FIIA, dated July 1, 2000, was approved by the Board of Trustees on June 15, 2000.
  Fidelity Advisor Overseas Fund's sub-advisory agreement between FIIA(U.K.)L and FIIA, dated July 1, 2000, was approved by the Board of Trustees on June 15, 2000.
  Fidelity Advisor Emerging Markets Income Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Board of Trustees on June 15, 2000.
  Fidelity Advisor Overseas Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Board of Trustees on June 15, 2000.

Currently, FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, and FIJ,each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.

Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L and FIJ. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

 On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisors are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

ADVISOR OVERSEAS:

Average Group Assets			Annualized Fee Rate (For Each Level)
from $0	-	$500 million	0.30%
$500 million	-	$1 billion	0.25%
over	-	$1 billion	0.20%

ADVISOR EMERGING MARKETS INCOME:

Average Group Assets			Annualized Fee Rate (For Each Level)
from $0	-	$500 million	0.23%
$500 million	-	$1 billion	0.20%
over	-	$1 billion	0.17%

 FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

ADVISOR OVERSEAS:

Average Group Assets			Annualized Fee Rate (For Each Level)
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over	-	$500 million	0.20%

ADVISOR EMERGING MARKETS INCOME:

Average Group Assets			Annualized Fee Rate (For Each Level)
from $0	-	$200 million	0.20%
$200 million	-	$500 million	0.17%
over	-	$500 million	0.15%

 For providing investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, or FIJ on behalf of Advisor Emerging Markets Income for the fiscal year ended 1999.

 For providing investment advice and research services, the fees paid to the sub-advisers on behalf of Advisor Overseas for the fiscal year ended 2000 were as follows:

	FMR U.K.	FMR Far East	FIIA	FIIA(U.K.)L	Fees Paid by FIIA to FIJ	Fees Paid by FMR Far East to FIJ
Advisor Overseas	$ 1,098,732	$ 1,062,084	$ 0	$ 0	$ 0	$ 453,720

 For providing discretionary investment management and executing portfolio transactions no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, or FIJ on behalf of Advisor Emerging Markets Income for the fiscal year ended 1999.

 For providing discretionary investment management and executing portfolio transactions no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, or FIJ on behalf of Advisor Overseas for the fiscal year ended 2000.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to August 28, 2000, FMR placed agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp.

 The brokerage commissions paid to NFS, NFSC, and FBSJ by each fund for the fiscal year ended October 31, 2000 are listed in the following table:

	Brokerage Commissions Paid to NFS	% of Aggregate Commissions Paid	Brokerage Commissions Paid to NFSC	% of Aggregate Commissions Paid	Brokerage Commissions Paid to FBSJ	% of Aggregate Commissions Paid
Fidelity Advisor Diversified International Fund	$ 82	0.01%	$ 724	0.12%	$ 4,584	0.72%
Fidelity Advisor Emerging Asia Fund	$ 0	0%	$ 0	0%	$ 0	0%
Fidelity Advisor Europe Capital Appreciation Fund	$ 0	0%	$ 26	0.02%	$ 0	0%
Fidelity Advisor Global Equity Fund	$ 46	0.12%	$ 900	2.31%	$ 45	0.12%
Fidelity Advisor International Capital Appreciation Fund	$ 0	0%	$ 4,933	0.21%	$ 8,387	0.36%
Fidelity Advisor Japan Fund	$ 0	0%	$ 0	0%	$ 11,558	2.83%
Fidelity Advisor Latin America Fund	$ 0	0%	$ 0	0%	$ 0	0%
Fidelity Advisor Overseas Fund	$ 4,212	0.06%	$ 15,650	0.23%	$ 0	0%

 For the fiscal year ended December 31, 1999, Fidelity Advisor Emerging Markets Income Fund paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Ned C. Lautenbach, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
FIDELITY ADVISOR SERIES VIII

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 22, 1983 by Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet] ____________, 2001 by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted;

WHEREAS, this trust was initially made on September 22, 1983 by Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet in order to [the Trustees desire to] establish a trust [fund] for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust [fund] hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Fidelity Advisor Series VIII."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The [T]terms "Affiliated Person[s],"[,] "Assignment,"[,] "Commission,"[,] "Interested Persons,"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder; [amended from time to time];

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

[(b) The 'Trust' refers to Fidelity Advisor Series VIII and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series.]

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

[(c)](e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

[(d)](f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]Class or [c]Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state [other] securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to "Fidelity Advisor Series VIII" and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited [and]. [e]Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders [or]of any Series or [c]Class of [shareholders of] the Trust (a) to create and establish (and to change in any manner) Shares or any Series or [c]Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine[,]; (b) to divide or combine the Shares or any Series or [c]Classes thereof into a greater or lesser number[,]; (c) to classify or reclassify any issued Shares into one or more Series or [c]Classes of Shares[,]; (d) to abolish any one or more Series or [c]Classes of Shares[,]; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES [ESTABLISHEMENT OF SERIES]

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such [that] Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, [or]securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of [s]Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES [ASSETS AND LIABILITIES OF SERIES]

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that [which] are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes[,] and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] or of its agent or agents and shall be held by the Trustees in [T]trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust [which] that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY [LIMITATION OF PERSONAL LIABILITY]

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST [ELECTION: INITIAL TRUSTEES]

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]special [M]meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal [,incapacity, or inability]of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [T]trust, the [T]trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES [TEMPORARY ABSENCE OF TRUSTEE]

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12)] fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy [, absence] or incapacity[,] shall be conclusive [, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or [t]hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, [T]the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that [which] they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this [the] Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one [a bank] or more banks, trust [company] companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a [p]Principal [u]Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] investment adviser, manager, custodian, [or] underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

(j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

[(t)](w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any [s]Series in [a single] one or more open-end investment [company] companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person [or] of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, [T]he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, [or] telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust;[,] interest expense, taxes, fees and commissions of every kind;[,] expenses of pricing Trust portfolio securities;[,] expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]state laws and regulations;[,] charges of custodians, transfer agents, and registrars;[,] expenses of preparing and setting up in type [P]prospectuses and [S]statements of [A]additional [I]information;[,] expenses of printing and distributing prospectuses sent to existing Shareholders;[,] auditing and legal expenses; [,]reports to Shareholders; [,] expenses of meetings of Shareholders and proxy solicitations therefor;[,] insurance expense;[,] association membership dues; [,] and for such non-recurring items as may arise, including litigation to which the Trust is a party;[,] and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote,] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any.[;] [and] [s]Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into [a] one or more transfer agency and Shareholder service contracts[(s)] whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the [or the] Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the [or the] Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission [including any amendments thereof] (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof [, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote [(i)] (a) for the election of Trustees as provided in Article IV, Section 2;[,] [(ii)] (b) for the removal of Trustees as provided in Article IV, Section 3(d);[,] (c) [(iii)] with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[,]; (d) [(iv)] with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[,]; [(v)] (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust;[,] and [(vi)] (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) [(i)](when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)] (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series[,] or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission [the same may be amended from time to time], seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series[,] or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

DERIVATIVE ACTION

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a [or trust] company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations [or] and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any [monies] moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a [or trust ocmpany] company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, [organized under the laws of the United States or one of the states thereof and] having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount [person] as shall [may] be allowed [permitted] by the Commission[,] or [otherwise in accordance with] by the 1940 Act [as from time to time amended].

CENTRAL DEPOSITORY SYSTEM [CENTRAL CERTIFICATE SYSTEM]

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities;[,] provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE[DISTRIBUTIONS AND REDEMPTIONS]

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and [distribution] distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3 [hereof of a "Stock dividend"].

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series[,] or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS[INDEMNIFICATION]

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither [i]Interested [p]Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in [p]Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)] (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) [, (b)] the Trust is insured against losses arising out of any such advance payments; or [(c)] (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS [SHAREHOLDERS]

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC. [TRUST NOT A PARTNERSHIP]

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust [is created hereby]. No Trustee hereunder shall have any power to [bind] personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee[s] hereunder.

TRUSTEES' [TRUSTEE'S] GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date[,] not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC. [TERMINATION OF TRUST]

[a] [This] [Section 4.]Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of [subsection (b)] this Article XII [Section 4].

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

[(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

[(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

[(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

(iii) after paying or adequately providing [Upon making provision] for the payment of all liabilities, and upon receipt of [such liabilities in either (i) or (ii), by] such [assumption or otherwise] releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may [shall] distribute the remaining Trust property [proceeds] or [assets (as the case may be) ratably among the holders of Shares of the Trust or any affected series then outstanding] the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

[(c)](b) [Upon completion of the distribution of the remaining proceeds or [the] remaining assets as provided in sub-section (b),] after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees [the Trust or any affected Series] shall [terminate] execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged [of any and all] from all further liabilities and duties [hereunder] with respect to the Trust or the terminated Series or Class, and the rights [, title] and interests of all [parties] Shareholders of the Trust or the terminated Series or Class shall [be cancelled and discharged] thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each [d]Declaration of [t]Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]Declaration of [t]Trust shall be filed by the Trustees with the Secretary of [t]The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]Declarations of [t]Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]Declaration of [t]Trust. In this instrument or in any such supplemental [d]Declaration of [t]Trust, references to this instrument[,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]Declaration of [t]Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The [t]Trust set forth in this instrument is made in [t]The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] the Trustees may, without shareholder vote, [shall] amend or otherwise supplement this Declaration of Trust [instrument,] by making an amendment, a [d]Declaration of [t]Trust supplemental hereto [,which thereafter shall form a part hereof, ] or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that [except that an amendment] would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, [which] shall affect the Shareholders of one or more Series or Classes [but not the Shareholders of all outstanding Series] shall be authorized by vote of the Shareholders [holding a majority of the Shares entitled to vote] of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. [Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.] Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment. [Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity."[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that [which] it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

[SHARE CERTIFICATES]

[Section 10. The Trustees may, but shall not be required to, issue or cause to be issued certificates and/or scrip evidencing ownership of whole and/or fractional shares of the Trust, or of any one or more Series or classes of shares, subject to such terms, conditions, and restrictions as they may establish. Such certificates and/or scrip, if any, shall be issued in accordance with Sections 27 through 30 of Chapter 156B of the Massachusetts General Laws (relating to share certificates of Massachusetts business corporations, as the same may be amended from time to time, provided that nothing therein contained shall require the Trustees to issue certificates or scrip. The Trustees shall have all powers granted to the directors of a Massachusetts corporation under Chapter 156B of the Massachusetts General Laws with respect to certificates and/or scrip, including, without limitation, the power to establish such terms, conditions and restrictions with respect to the transfer, exchange, redemption, and replacement of certificates, as they in their sole discretion deem appropriate.]

IN WITNESS WHEREOF, the undersigned, being all of the [initial] Trustees of the Trust, have executed this instrument as of the date set forth above [first written above].

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES VIII:
{NAME OF EACH PORTFOLIO OMITTED}
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [19th] __ day of _____ [November, 1998]_____20__, by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 19, 1998, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________ .

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate [for each level]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167
[over - 534]	[.2500]

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [July 31, 1999] July 31, 2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR EMERGING ASIA FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [14th] __ day of _____ [January 1999] _____20__, by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Emerging Asia Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 14, 1999, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________ .

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate [for each level]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167
[over - 534]	[.2500]

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1999] 2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [16th] __ day of _____ [October, 1997] _____20__, by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor International Capital Appreciation (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated October 16, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________ .

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate [for each level]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167
[over - 534]	[.2500]

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [July 31, 1998] July 31, 2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR OVERSEAS FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [31st] __ day of _____ [October 1997] _____20__, by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated October 31, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________ .

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate [for each level]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167
[over - 534]	[.2500]

(ii) Individual Fund Fee Rate. The individual fund fee rate shall be 0.45%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum Performance Adjustment rate is 0.20%.

The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance for the period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Portfolio over the performance period. The asset-weighted investment performance for the Portfolio for a given month will be calculated by multiplying the investment performance of each class for the month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Portfolio for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Portfolio's investment performance for that month, and its assets will be excluded from the aggregate net assets of the Portfolio in determining the Portfolio's investment performance for that month.

The investment performance of each class will be measured by comparing (i) the opening net asset value of one share of the class on the first business day of the month with (ii) the closing net asset value of one share of the class as of the last business day of such month. In computing the investment performance of each class and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Although the investment performance of the Portfolio for the performance period shall be rounded to the nearest 0.01%, this shall not prevent the monthly investment performance of the classes or of the Portfolio from being rounded to a greater number of decimal places.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the the close of business on each business day throughout the month and the performance period.

(e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1998] 2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This [a] Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

[AMENDMENT] AGREEMENT [made] AMENDED and RESTATED as of this [1st] __ day of _____ [July, 1997] _____20__, by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Emerging Markets Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [January 20, 1994] July 1, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on _____20__, [July 1, 1997] [or the first day of the month following approval].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the [portfolio] Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the [Portfolio] Fund, and that the Adviser may be or become interested in the [Portfolio] Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate [for each level]
0 - $3 billion	.3700%
3 - 6.3400
6 - 9.3100
9 - 12.2800
12 - 15.2500
15 - 18.2200
18 - 21.2000
21 - 24.1900
24 - 30.1800
30 - 36.1750
36 - 42.1700
42 - 48.1650
48 - 66.1600
66 - 84.1550
84 - 120.1500
120 - 156.1450
156 - 192.1400
192 - 228.1350
228 - 264.1300
264 - 300.1275
300 - 336.1250
336 - 372.1225
372 - 408.1200
408 - 444.1175
444 - 480.1150
480 - 516.1125
516 - 587.1100
587 - 646.1080
646 - 711.1060
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
over 1,260.0920
[Over 516]	[.1100]

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.55%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1998] June 30, 2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
FIDELITY ADVISOR SERIES VIII ON BEHALF OF FIDELITY ADVISOR EMERGING MARKETS INCOME FUND

[AGREEMENT] AMENDMENT made this [20th] ___ day of [January, 1994] ____, 20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Emerging Markets Income Fund (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore] therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June 30, 1995] June 30, 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH [COMPANY] (U.K.) INC.
and
FIDELITY ADVISOR SERIES VIII ON BEHALF OF FIDELITY ADVISOR OVERSEAS FUND

[AGREEMENT] AMENDMENT made this [31st] ___ day of [October, 1997] ____, 20_ _, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research [Company] (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and [Fideilty] Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["Fund"] "Trust") on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio").

WHEREAS the [Fund] Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the [Fund] Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice[,] to the Portfolio and [to] the Advisor with respect to all or a portion of the investments of the Portfolio, and[,] in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the [Fund] Trust or Advisor may impose with respect to the Portfolio by notice to [the Advisor and] the Sub-Advisor. [The provision of investment management services shall also include the provision of investment advisory services described under subparagraph (a) hereof.] With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to [providing currency management services (including entering into currency forward, futures and options contracts on behalf of the Portfolio); trading futures and options contracts on securities or indexes; and borrowing or lending Portfolio securities. ] services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other [actions] activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the [Fund's] Trust's Board of Trustees.

[(c) Order Execution Services: The Sub-Advisor may provide order execution services with respect to investments of the Portfolio with or without providing investment advice or investment management services with respect to such investments; however, the provision of order execution services with respect to investments of the Portfolio shall not constitute provision of investment advice under subarea (a) or investment management under subparagraph (b) with respect to such investments for the purpose of calculating the Investment Management Fee unless the Sub-Advisor also provides investment advice or investment management services with respect to such investments.]

(c)[(d)] Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the [Fund] Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the [Fund] Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the [Fund] Trust and the Advisor as the [Fund's] Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under [Section 1(b)] subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor [and the Advisor have] has with respect to accounts over which [they exercise] it exercises investment discretion. The Trustees of the [Fund] Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under [sub-paragraph] subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph [sub-paragraph] (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, [times the average daily market value of investments held by the Portfolio as to which the Sub-Advisor shall have provided investment management services;] multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. [provided, however, that in no event shall the Investment Management Fee exceed 50% of such monthly management fee rate times the Portfolio's average daily net assets.] If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, [the management fee rate referred to in the preceding sentence shall be proportionately reduced for the purpose of calculating the Investment Management Fee, and shall be equal to the monthly management fee amount that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, minus the amount of such waivers or reimbursements, divided by the Portfolio's average daily net assets] the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, [the Sub-Advisor shall reimburse the Advisor in an amount equal to the amount of such excess reimbursements, times the average daily market value of investments held by the Portfolio as to which the Sub-Advisor shall have provided investment management services, divided by the Portfolio's average daily net assets;] the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements. [ provided, however, that in no event shall the Sub-Advisor reimburse the Advisor for more than 100% of the amount reimbursed by the Advisor.]

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) [of paragraph 1] and investment management [order execution] services under subparagraph [(c)] (b) of paragraph (1) for the same [paragraph] portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph [(a)] (b) of this paragraph 4. [If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) of paragraph 1 and investment management services under subparagraph (b) of the same paragraph, the fees of the Sub-Advisor with respect to such investments (including any reimbursements to the Advisor) shall be calculated exclusively under subparagraph (b) of this paragraph 4, and the Sub-Advisor shall not be entitled to received any Sub-Advisory Fee with respect to such assets.]

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the [Fund's] Trust's Trustees other than those who are "interested persons" of the [Fund] Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the [Fund] Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore] therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the [Fund's] Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the [Fund] Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the [Fund] Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in [sub-paragraph] subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [July 31, 1998] July 31, 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of [sub-paragraphs] subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the [Fund] Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 9

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
and
FIDELITY ADVISOR SERIES VIII ON BEHALF OF FIDELITY ADVISOR OVERSEAS FUND

AGREEMENT made this [31st] ___ day of [October 1997] ____, 20_ _, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research [Company] (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisoris to act [acts] as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including securities issued in] and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the [any] other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore] therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31 [1998] , 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 10

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) NC.
and
FIDELITY ADVISOR SERIES VIII ON BEHALF OF FIDELITY ADVISOR EMERGING MARKETS INCOME FUND

AGREEMENT made this [20th] ___ day of [January, 1994] ____, 20_ _, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Emerging Markets Income Fund (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore] therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30 [1995] , 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 11

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY ADVISOR SERIES VIII ON BEHALF OF
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND

[AGREEMENT] AMENDMENT made this [1st] __ day of [August, 1999] _____20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Emerging Markets Income Fund (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisoris to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [2000] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 12

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY ADVISOR SERIES VIII ON BEHALF OF
FIDELITY ADVISOR OVERSEAS FUND

[AGREEMENT] AMENDMENT made this [1st] __ day of [August, 1999] _____20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act [acts] as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, including securities issued in and of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and to any other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore] therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [2000] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 13

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

[AGREEMENT] AMENDMENT made this [1st] ___ day of [July, 2000] _____20__, by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Advisor Emerging Markets Income Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor is to act as investment advisor to the Portfolio, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the U.K. and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the U.K. Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly investment management fee (the "UK Investment Management Fee"). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the U.K. Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $500 million	0.23%
$500 million - $1 billion	0.20%
over $1 billion	0.17%

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the U.K. Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the Portfolio, [such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 14

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

[AGREEMENT] AMENDMENT made this [1st] ___ day of [July, 2000,] _____20__, by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor is to act as investment advisor to the Portfolio, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the U.K. and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the U.K. Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly investment management fee (the "UK Investment Management Fee"). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the U.K. Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $500 million	0.30%
$500 million - $1 billion	0.25%
over $1 billion	0.20%

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the U.K. Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 20[00]01 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the Portfolio, [such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 15

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INVESTMENTS JAPAN LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

[AGREEMENT] AMENDMENT made this [1st] __ day of [July, 2000,] _____20__, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at [1-8-8 Shinkawa,] Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Advisor Emerging Markets Income Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor has agreed to act as investment advisor to the Portfolio; and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in Japan and the Far East;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Japan Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio to be advised or managed by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Japan Sub-Advisor may select. The Japan Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Japan Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Japan Sub-Advisor, the Sub-Advisor or the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Japan Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph 1(a) of this Agreement. The Japan Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly investment management fee (the "Japan Investment Management Fee"). The Japan Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the Japan Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $200 million	0.20%
$200 million - $500 million	0.17%
over $500 million	0.15%

,provided that in no event shall the Japan Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the Japan Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the Japan Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Japan Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisor Agreement, or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Japan Sub-Advisor, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio, [such consent on the part of the Portfolio to be authorized by a vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 16

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INVESTMENTS JAPAN LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

[AGREEMENT] AMENDMENT made this [1st] __ day of [July, 2000,] _____20__, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at [1-8-8 Shinkawa,] Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor has agreed to act as investment advisor to the Portfolio; and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in Japan and the Far East;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Japan Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio to be advised or managed by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Japan Sub-Advisor may select. The Japan Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Japan Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Japan Sub-Advisor, the Sub-Advisor or the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Japan Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph 1(a) of this Agreement. The Japan Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly investment management fee (the "Japan Investment Management Fee"). The Japan Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the Japan Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $200 million	0.30%
$200 million - $500 million	0.25%
over $500 million	0.20%

, provided that in no event shall the Japan Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the Japan Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the Japan Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Japan Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisor Agreement, or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Japan Sub-Advisor, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 20[00]01 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio, [such consent on the part of the Portfolio to be authorized by a vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 17

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Growth
Advisor Dividend Growth:(g)
 Class A	11/30/99	$ 23.1	0.58%
 Class T	11/30/99	172.6	0.58
 Class B	11/30/99	145.7	0.58
 Class C	11/30/99	79.3	0.58
 Institutional Class	11/30/99	24.1	0.58
Advisor Equity Growth:(g)
 Class A	11/30/99	236.8	0.58
 Class T	11/30/99	6,598.6	0.58
 Class B	11/30/99	789.5	0.58
 Class C	11/30/99	221.9	0.58
 Institutional Class	11/30/99	1,262.1	0.58
Advisor Growth Opportunities:(g)
 Class A	11/30/99	526.9	0.43
 Class T	11/30/99	25,620.7	0.43
 Class B	11/30/99	1,976.6	0.43
 Class C	11/30/99	537.7	0.43
 Institutional Class	11/30/99	635.8	0.43
Advisor Large Cap:(g)
 Class A	11/30/99	11.8	0.58
 Class T	11/30/99	172.1	0.58
 Class B	11/30/99	72.7	0.58
 Class C	11/30/99	15.8	0.58
 Institutional Class	11/30/99	12.1	0.58
Advisor Mid Cap:(g)
 Class A	11/30/99	17.0	0.58
 Class T	11/30/99	424.8	0.58
 Class B	11/30/99	93.4	0.58
 Class C	11/30/99	22.2	0.58
 Institutional Class	11/30/99	42.9	0.58
Advisor Retirement Growth:(g)(x)
 Class A	11/30/99	1.8	0.58
 Class T	11/30/99	10.8	0.58
 Class B	11/30/99	6.0	0.58
 Class C	11/30/99	3.5	0.58
 Institutional Class	11/30/99	0.5	0.58
Advisor Small Cap:(g)
 Class A	11/30/99	33.4	0.73
 Class T	11/30/99	231.8	0.73
 Class B	11/30/99	95.2	0.73
 Class C	11/30/99	77.2	0.73
 Institutional Class	11/30/99	43.0	0.73
Advisor TechnoQuant Growth:(g)
 Class A	11/30/99	$ 3.2	0.58%
 Class T	11/30/99	15.1	0.58
 Class B	11/30/99	12.0	0.58
 Class C	11/30/99	0.9	0.58
 Institutional Class	11/30/99	1.1	0.58
Advisor Value Strategies:(g)
 Class A	11/30/99	5.0	0.35
 Class T	11/30/99	420.3	0.35
 Class B	11/30/99	94.0	0.35
 Initial Class	11/30/99	18.7	0.35
 Institutional Class	11/30/99	5.1	0.35
Aggressive Growth(g)	11/30/99	5,619.2	0.72
Growth Company(g)	11/30/99	13,628.6	0.51
New Millennium(g)	11/30/99	2,232.6	0.74
Retirement Growth(g)	11/30/99	5,370.5	0.43
Contrafund(g)	12/31/99	41,975.2	0.45
Trend(g)	12/31/99	1,274.3	0.37
Variable Insurance Products:
 Growth
 Initial Class	12/31/99	13,569.8	0.58
 Service Class	12/31/99	408.0	0.58
 Overseas(f)
 Initial Class	12/31/99	2,157.5	0.73
 Service Class	12/31/99	66.8	0.73
Variable Insurance Products II:
 Contrafund(g)
 Initial Class	12/31/99	7,517.9	0.58
 Service Class	12/31/99	356.3	0.58
Variable Insurance Products III:
 Growth Opportunities(g)
 Initial Class	12/31/99	1,604.2	0.58
 Service Class	12/31/99	244.4	0.58
 Mid Cap(g)(h)
 Initial Class	12/31/99	0.7	0.57
 Service Class	12/31/99	3.9	0.57
Select Portfolios:
 Air Transportation(g)	2/29/00	55.8	0.58
 Automotive(g)	2/29/00	23.2	0.57
 Banking(g)	2/29/00	701.0	0.58
 Biotechnology(g)	2/29/00	1,298.4	0.59
 Brokerage and Investment Management(g)	2/29/00	476.6	0.58
 Business Services and Outsourcing(g)	2/29/00	64.4	0.58
 Chemicals(g)	2/29/00	38.6	0.58
 Computers(g)	2/29/00	2,400.1	0.58
 Construction and Housing(g)	2/29/00	16.4	0.58
 Consumer Industries(g)	2/29/00	74.6	0.58
Select Portfolios: (continued)
 Cyclical Industries(g)	2/29/00	$ 6.5	0.15(z)%
 Defense and Aerospace(g)	2/29/00	35.0	0.58
 Developing Communications(g)	2/29/00	1,411.6	0.58
 Electronics(g)	2/29/00	4,649.2	0.58
 Energy(g)	2/29/00	207.4	0.58
 Energy Service(g)	2/29/00	685.1	0.58
 Environmental Services(g)	2/29/00	16.0	0.58
 Financial Services(g)	2/29/00	513.7	0.58
 Food and Agriculture(g)	2/29/00	151.1	0.58
 Gold(g)	2/29/00	190.2	0.58
 Health Care(g)	2/29/00	2,796.5	0.58
 Home Finance(g)	2/29/00	503.1	0.58
 Industrial Equipment(g)	2/29/00	35.3	0.58
 Industrial Materials(g)	2/29/00	22.6	0.59
 Insurance(g)	2/29/00	63.5	0.58
 Leisure(g)	2/29/00	401.0	0.58
 Medical Delivery(g)	2/29/00	63.3	0.58
 Medical Equipment and Systems(g)	2/29/00	39.4	0.58
 Multimedia(g)	2/29/00	211.4	0.58
 Natural Gas(g)	2/29/00	58.5	0.58
 Natural Resources(g)	2/29/00	17.0	0.58
 Paper and Forest Products(g)	2/29/00	21.2	0.58
 Retailing(g)	2/29/00	182.3	0.57
 Software and Computer Services(g)	2/29/00	881.6	0.58
 Technology(g)	2/29/00	2,949.5	0.59
 Telecommunications(g)	2/29/00	1,171.1	0.58
 Transportation(g)	2/29/00	20.9	0.58
 Utilities Growth(g)	2/29/00	600.1	0.58
 Magellan(g)	3/31/00	97,656.1	0.57
Large Cap Stock(g)	4/30/00	907.3	0.62
Mid Cap Stock(g)	4/30/00	2,334.8	0.61
Small Cap Retirement(e)(g)	4/30/00	1.1	0.00(d)(x)
Small Cap Stock(g)	4/30/00	639.6	0.86
Contrafund II(g)	6/30/00	1,224.7	0.65
Fidelity Fifty(g)	6/30/00	558.3	0.58
Advisor Focus Funds:
 Consumer Industries:(g)(x)
 Class A	7/31/00	3.4	0.58
 Class T	7/31/00	15.9	0.58
 Class B	7/31/00	9.5	0.58
 Class C	7/31/00	2.8	0.58
 Institutional Class	7/31/00	4.1	0.58
 Cyclical Industries:(g)(x)
 Class A	7/31/00	1.0	0.58
 Class T	7/31/00	3.4	0.58
 Class B	7/31/00	1.9	0.58
 Class C	7/31/00	0.9	0.58
 Institutional Class	7/31/00	2.4	0.58
Advisor Focus Funds: (continued)
 Financial Services:(g)
 Class A	7/31/00	$ 33.2	0.58%
 Class T	7/31/00	137.5	0.58
 Class B	7/31/00	109.7	0.58
 Class C	7/31/00	51.5	0.58
 Institutional Class	7/31/00	10.3	0.58
 Health Care:(g)
 Class A	7/31/00	81.3	0.58
 Class T	7/31/00	280.0	0.58
 Class B	7/31/00	281.5	0.58
 Class C	7/31/00	138.8	0.58
 Institutional Class	7/31/00	34.1	0.58
 Natural Resources:(g)
 Class A	7/31/00	8.4	0.58
 Class T	7/31/00	268.4	0.58
 Class B	7/31/00	49.3	0.58
 Class C	7/31/00	11.3	0.58
 Institutional Class	7/31/00	3.6	0.58
 Technology:(g)
 Class A	7/31/00	262.0	0.58
 Class T	7/31/00	895.1	0.58
 Class B	7/31/00	914.4	0.58
 Class C	7/31/00	300.5	0.58
 Institutional Class	7/31/00	58.7	0.58
 Utilities Growth:(g)
 Class A	7/31/00	37.5	0.58
 Class T	7/31/00	144.1	0.58
 Class B	7/31/00	155.3	0.58
 Class C	7/31/00	65.9	0.58
 Institutional Class	7/31/00	13.7	0.58
Blue Chip Growth(g)	7/31/00	27,139.5	0.64
Dividend Growth(g)	7/31/00	11,663.1	0.54
Low-Priced Stock(g)	7/31/00	6,505.6	0.53
OTC Portfolio(g)	7/31/00	11,602.6	0.53
Export and Multinational Fund(g)	8/31/00	487.9	0.58
Destiny I:(g)
 Class O	9/30/00	6,665.6	0.25
 Class N	9/30/00	1.3	0.25
Destiny II:(g)
 Class O	9/30/00	6,071.6	0.55
 Class N	9/30/00	9.1	0.55
Advisor Diversified International:(f)
 Class A	10/31/00	16.7	0.72
 Class T	10/31/00	101.7	0.72
 Class B	10/31/00	31.7	0.72
 Class C	10/31/00	25.7	0.72
 Institutional Class	10/31/00	13.2	0.72
Advisor Emerging Asia:(f)
 Class A	10/31/00	$ 51.2	0.73%
 Class T	10/31/00	7.6	0.73
 Class B	10/31/00	4.2	0.73
 Class C	10/31/00	2.5	0.73
 Institutional Class	10/31/00	4.4	0.73
Advisor Europe Capital Appreciation:(f)(x)
 Class A	10/31/00	3.7	0.72
 Class T	10/31/00	14.8	0.72
 Class B	10/31/00	7.1	0.72
 Class C	10/31/00	6.3	0.72
 Institutional Class	10/31/00	1.2	0.72
Advisor Global Equity:(f)(x)
 Class A	10/31/00	3.9	0.73
 Class T	10/31/00	5.6	0.73
 Class B	10/31/00	4.1	0.73
 Class C	10/31/00	4.3	0.73
 Institutional Class	10/31/00	1.3	0.73
Advisor International Capital Appreciation:(f)
 Class A	10/31/00	13.7	0.72
 Class T	10/31/00	145.5	0.72
 Class B	10/31/00	43.6	0.72
 Class C	10/31/00	35.4	0.72
 Institutional Class	10/31/00	11.2	0.72
Advisor Japan:(f)
 Class A	10/31/00	18.6	0.73
 Class T	10/31/00	44.7	0.73
 Class B	10/31/00	38.5	0.73
 Class C	10/31/00	36.8	0.73
 Institutional Class	10/31/00	4.1	0.73
Advisor Korea:(f)(x)
 Class A	10/31/00	21.3	0.83(d)
 Class T	10/31/00	0.2	0.83(d)
 Class B	10/31/00	0.1	0.83(d)
 Class C	10/31/00	0.1	0.83(d)
 Institutional Class	10/31/00	0.5	0.83(d)
Advisor Latin America:(f)(x)
 Class A	10/31/00	1.0	0.72
 Class T	10/31/00	2.1	0.72
 Class B	10/31/00	1.8	0.72
 Class C	10/31/00	1.2	0.72
 Institutional Class	10/31/00	0.6	0.72
Advisor Overseas:(f)
 Class A	10/31/00	38.2	0.84
 Class T	10/31/00	1,753.1	0.84
 Class B	10/31/00	122.7	0.84
 Class C	10/31/00	61.7	0.84
 Institutional Class	10/31/00	103.6	0.84
Aggressive International(f)	10/31/00	$ 679.3	0.85%
Canada(f)	10/31/00	92.8	0.59
Capital Appreciation(g)	10/31/00	3,543.7	0.63
Disciplined Equity(g)	10/31/00	3,954.5	0.58
Diversified International (f)	10/31/00	5,596.1	0.82
Emerging Markets(f)	10/31/00	477.9	0.73
Europe(f)(h)	10/31/00	1,510.7	0.73
Europe Capital Appreciation(f)	10/31/00	760.3	0.74
China Region(f)(h)	10/31/00	234.2	0.73
Japan(f)(h)	10/31/00	910.9	0.83
Japan Small Companies(f)	10/31/00	1,261.6	0.73
Latin America(f)	10/31/00	363.6	0.73
Nordic(f)	10/31/00	215.2	0.72
Overseas(f)	10/31/00	5,330.4	0.87
Pacific Basin(f)	10/31/00	758.6	0.83
Small Cap Selector(g)	10/31/00	654.3	0.52
Southeast Asia(f)	10/31/00	440.7	0.88
Stock Selector(g)	10/31/00	1,684.5	0.38
Tax Managed Stock(g)	10/31/00	87.7	0.57
TechnoQuant Growth(g)	10/31/00	66.2	0.55
Value(g)	10/31/00	3,718.1	0.25
Worldwide(f)	10/31/00	1,072.9	0.73

(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

EXHIBIT 18

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios(a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR(c)
Taxable Bond
Institutional Short-Intermediate Government(d)	11/30/99	$ 407.7	0.45%
Real Estate High Income	11/30/99	98.4	0.73
Advisor Emerging Markets Income:(f)
 Class A	12/31/99	2.2	0.68
 Class B	12/31/99	17.5	0.68
 Class T	12/31/99	51.5	0.68
 Class C	12/31/99	1.9	0.68
 Institutional Class	12/31/99	2.3	0.68
Advisor Strategic Income:(d)(g)
 Class A	12/31/99	11.4	0.58
 Class B	12/31/99	81.4	0.58
 Class T	12/31/99	193.5	0.58
 Class C	12/31/99	14.3	0.58
 Institutional Class	12/31/99	4.6	0.58
International Bond(f)	12/31/99	68.5	0.68
New Markets Income(e)	12/31/99	200.7	0.68
Real Estate High Income II	12/31/99	277.6	0.73
Strategic Income(h)	12/31/99	32.2	0.58
Variable Insurance Products:
 High Income(g)
 Initial Class	12/31/99	2,338.3	0.58
 Service Class	12/31/99	187.9	0.58
Variable Insurance Products II:
 Investment Grade Bond(d)(g)	12/31/99	711.2	0.43
U.S. Bond Index(d)	2/28/00	1,435.9	0.14(z)
Capital & Income(g)	4/30/00	2,779.3	0.58
High Income(g)	4/30/00	3,223.0	0.58
Intermediate Bond(d)(g)	4/30/00	3,248.0	0.43
Investment Grade Bond(d)(g)	4/30/00	2,103.2	0.43
Short-Term Bond(d)(g)	4/30/00	1,256.0	0.43(z)
Spartan Government Income(d)	4/30/00	537.1	0.50(z)
The North Carolina Capital Management Trust:
 Term Portfolio(d)	6/30/00	88.7	0.34(i)
Ginnie Mae(d)(g)	7/31/00	1,742.0	0.43(z)
Government Income(d)	7/31/00	1,551.1	0.43
Intermediate Government Income(d)(g)	7/31/00	791.7	0.63(z)
Target Timeline Funds:(d)(g)
 2001	7/31/00	145.2	0.09(z)
 2003	7/31/00	28.3	0.00(z)
Spartan Investment Grade Bond(d)(g)	9/30/00	1,398.9	0.47(z)
Advisor Floating Rate High Income:(j)
 Class A	10/31/00	9,408.6	0.68(k)
 Class B	10/31/00	16,854.5	0.68(k)
 Class T	10/31/00	10,854.0	0.68(k)
 Class C	10/31/00	24,858.5	0.68(k)
 Institutional Class	10/31/00	648.0	0.68(k)
Advisor Government Investment:(d)(g)
 Class A	10/31/00	$ 13.2	0.43%
 Class B	10/31/00	78.3	0.43
 Class T	10/31/00	184.4	0.43
 Class C	10/31/00	31.1	0.43
 Institutional Class	10/31/00	21.8	0.43
Advisor High Income:(g)(x)
 Class A	10/31/00	8.4	0.58
 Class B	10/31/00	8.5	0.58
 Class T	10/31/00	9.6	0.58
 Class C	10/31/00	5.1	0.58
 Institutional Class	10/31/00	3.6	0.58
Advisor High Yield:(g)
 Class A	10/31/00	234.1	0.58
 Class B	10/31/00	1,131.0	0.58
 Class T	10/31/00	2,199.4	0.58
 Class C	10/31/00	282.2	0.58
 Institutional Class	10/31/00	118.2	0.58
Advisor Mortgage Securities:(d)(g)
 Class A	10/31/00	3.9	0.43
 Class B	10/31/00	19.2	0.43
 Class T	10/31/00	32.9	0.43
 Institutional Class	10/31/00	13.0	0.43
 Initial Class	10/31/00	377.1	0.43
Advisor Short Fixed-Income:(d)(g)
 Class A	10/31/00	16.3	0.43
 Class T	10/31/00	264.9	0.43
 Class C	10/31/00	19.5	0.43
 Institutional Class	10/31/00	7.1	0.43
Advisor Intermediate Bond:(d)(g)
 Class A	10/31/00	34.2	0.43
 Class B	10/31/00	65.2	0.43
 Class T	10/31/00	309.5	0.43
 Class C	10/31/00	17.8	0.43
 Institutional Class	10/31/00	108.0	0.43

(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 2000, if fiscal year end figures are not available

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

(e) FMR has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research(U.K.) Inc.(FMR U.K.), Fidelity Management & Research(Far East) Inc.(FMR Far East), Fidelity Investments Japan Ltd.(FIJ), Fidelity International Investment Advisors(FIIA), and Fidelity International Investment Advisors(U.K.) Limited(FIIA(U.K.) L), with respect to the fund.

(f) FMR has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA(U.K.) L, with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(h) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA, with respect to the fund.

(i) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to distributor is 0.20%.

(j) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

(k) Annualized

AS-PXS-1200	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP #315920736/FUND #731
1.750870.100		CUSIP #315920649/FUND #735
		CUSIP #315920728/FUND #732
		CUSIP #315920710/FUND #733
		CUSIP #315920686/FUND #734
		CUSIP #315920413/FUND #756
		CUSIP #315920447/FUND #760
		CUSIP #315920421/FUND #757
		CUSIP #315920439/FUND #758
		CUSIP #315920454/FUND #759
		CUSIP #315920876/FUND #255
		CUSIP #315920207/FUND #488
		CUSIP #315920405/FUND #637
		CUSIP #315920751/FUND #635
		CUSIP #315920702/FUND #607
		CUSIP #315920678/FUND #736
		CUSIP #315920645/FUND #740
		CUSIP #315920660/FUND #737
		CUSIP #315920652/FUND #738
		CUSIP #315920637/FUND #739
		CUSIP #315920629/FUND #751
		CUSIP #315920587/FUND #755
		CUSIP #315920611/FUND #752
		CUSIP #315920595/FUND #753
		CUSIP #315920579/FUND #754
		CUSIP #315920843/FUND #288
		CUSIP #315920827/FUND #292
		CUSIP #315920835/FUND #290
		CUSIP #315920744/FUND #281
		CUSIP #315920819/FUND #291
		CUSIP #315920512/FUND #741
		CUSIP #315920470/FUND #745
		CUSIP #315920496/FUND #742
		CUSIP #315920488/FUND #743
		CUSIP #315920462/FUND #744
		CUSIP #315920397/FUND #603
		CUSIP #315920389/FUND #390
		CUSIP #315920371/FUND #388
		CUSIP #315920363/FUND #389
		CUSIP #315920355/FUND #391
		CUSIP #315920561/FUND #746
		CUSIP #315920538/FUND #750
		CUSIP #315920553/FUND #747
		CUSIP #315920546/FUND #748
		CUSIP #315920520/FUND #749
		CUSIP #315918607/FUND #252
		CUSIP #315918102/FUND #175
		CUSIP #315918409/FUND #654
		CUSIP #315918540/FUND #485
		CUSIP #315918508/FUND #655

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Diversified International Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920686/fund#734

cusip# 315920736 /fund# 731

cusip# 315920694 /fund# 735

cusip# 315920728 /fund# 732

cusip#315920710 /fund# 733

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
15. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 15.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

ADIF/ADIFI-PXC-1200	cusip#315920686/fund#734 cusip# 315920736 /fund# 731 cusip# 315920694 /fund# 735 cusip# 315920728 /fund# 732 cusip#315920710 /fund# 733

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR OVERSEAS FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Overseas Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315918508/fund#655

cusip#315918607 /fund# 252

cusip# 315918102 /fund# 175

cusip#315918409 /fund# 654

cusip# 315918540/fund# 485

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
6. To approve an amended management contract for the fund.	(_)	(_)	(_) 6.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.), Inc. for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East), Inc. for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 11.
11. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (U.K.) Limited and FIIA for the fund.	(_)	(_)	(_) 12.
12. To approve an amended sub-advisory agreement between Fidelity Investments Japan Limited (FIJ) and FIIA for the fund.	(_)	(_)	(_) 10.
17. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 17.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

OS/OSI-PXC-1200	cusip#315918508/fund#655 cusip#315918607 /fund# 252 cusip# 315918102 /fund# 175 cusip#315918409 /fund# 654 cusip# 315918540/fund# 485

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR KOREA FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Korea Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920355/fund#391

cusip# 315920397 /fund# 603

cusip# 315920389/fund# 390

cusip#315920371 /fund# 388

cusip#315920363 /fund#389

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.

AKOR/AKORI-PXC-1200	cusip#315920355/fund#391 cusip# 315920397 /fund# 603 cusip# 315920389/fund# 390 cusip#315920371 /fund# 388 cusip#315920363 /fund#389

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920702/fund#607

cusip# 315920876 /fund# 255

cusip#315920207 /fund# 635

cusip# 315920405 /fund# 637

cusip# 315920751 /fund# 488

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
7. To approve an amended management contract for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.), Inc. for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East), Inc. for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 11.
11. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (U.K.) Limited and FIIA for the fund.	(_)	(_)	(_) 12.
12. To approve an amended sub-advisory agreement between Fidelity Investments Japan Limited (FIJ) and FIIA for the fund.	(_)	(_)	(_) 10.
16. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 16.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

EMI/EMII-PXC-1200	cusip#315920702/fund#607 cusip# 315920876 /fund# 255 cusip#315920207 /fund# 635 cusip# 315920405 /fund# 637 cusip# 315920751 /fund# 488

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR LATIN AMERICA FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Latin America Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920520/fund#749

cusip# 315920561/fund# 746

cusip# 315920538 /fund# 750

cusip#315920553 /fund#747

cusip# 315920546/fund#748

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
13. To change the fund's policies concerning diversification.	(_)	(_)	(_) 13.
14. To modify the fundamental investment objective of the fund.	(_)	(_)	(_) 14.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

ALAF/ALAFI-PXC-1200	cusip#315920520/fund#749 cusip# 315920561/fund# 746 cusip# 315920538 /fund# 750 cusip#315920553 /fund#747 cusip# 315920546/fund#748

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR JAPAN FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Japan Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920462/fund#744

cusip#315920512 /fund# 741

cusip# 315920470/fund#745

cusip# 315920496/fund#742

cusip#315920488 /fund# 743

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

AJAF/AJAFI-PXC-1200	cusip#315920462/fund#744 cusip#315920512 /fund# 741 cusip# 315920470/fund#745 cusip# 315920496/fund#742 cusip#315920488 /fund# 743

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR GLOBAL EQUITY FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Global Equity Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920579/fund#754

cusip# 315920629/fund#751

cusip# 315920587 /fund# 755

cusip# 315920611/fund# 752

cusip#315920595/fund#753

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

AGLO/AGLOI-PXC-1200	cusip#315920579/fund#754 cusip# 315920629/fund#751 cusip# 315920587 /fund# 755 cusip# 315920611/fund# 752 cusip#315920595/fund#753

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor International Capital Appreciation Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:40 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920819/fund#291

cusip# 315920843/fund# 288

cusip#315920827 /fund# 292

cusip#315920835 /fund# 290

cusip# 315920744 /fund# 281

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.
AICAP/AICAPI-PXC-1200	cusip #315920819/fund#291 cusip# 315920843/fund# 288 cusip#315920827 /fund# 292 cusip#315920835 /fund# 290 cusip# 315920744 /fund# 281

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Europe Capital Appreciation Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920637/fund#739

cusip# 315920678 /fund# 736

cusip# 315920645/fund# 740

cusip# 315920660 /fund# 737

cusip#315920652 /fund# 738

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.

AEUR/AEURI-PXC-1200	cusip#315920637/fund#739 cusip# 315920678 /fund# 736 cusip# 315920645/fund# 740 cusip# 315920660 /fund# 737 cusip#315920652 /fund# 738

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EMERGING ASIA FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Emerging Asia Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip#315920454/fund#759

cusip# 315920413 /fund# 756

cusip#315920447 /fund# 760

cusip# 315920421 /fund# 757

cusip# 315920439 /fund# 758

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the 14 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
18. To amend the fund's fundamental investment limitation concerning real estate.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 19.
20. To amend the fund's fundamental investment limitation concerning commodities.	(_)	(_)	(_) 20.
21. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 21.

AEA/AEAI-PXC-1200	cusip#315920454/fund#759 cusip# 315920413 /fund# 756 cusip#315920447 /fund# 760 cusip# 315920421 /fund# 757 cusip# 315920439 /fund# 758

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING

FIDELITY INVESTMENTS

Shareholder Hears This Script
Speech 1	Welcome. Please enter the control number located on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.
Closing A	You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0.
Speech 3	To vote on each proposal separately, press 0 now.
Speech 4	Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.
Speech 5	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5A	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 6	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 7	Proposal 3: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 8	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 9	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 10	Proposal 6: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 11	Proposal 7: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 12	Proposal 8: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 13	Proposal 9: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 14	Proposal 10: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 15	Proposal 11: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 16	Proposal 12: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 17	Proposal 13: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 18	Proposal 14: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 19	Proposal 15: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Closing B

You voted as follows;

Proposal 1: For ALL, or WITHHOLD All or FOR All Except...

Proposal 2: For, Against, Abstain

Proposal 3-15: For, Against, Abstain

If this is correct, Press 1 now: If incorrect, Press 0

Speech 20	Your vote has been canceled.
Speech 21	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.
Speech 22	Thank you for voting.

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

Dear Investment Professional:

I am writing to inform you about a special shareholder meeting of the Fidelity Advisor Funds® mentioned above. The meeting will be held on February 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds and your clients invested in them.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders. The Trustees believe these proposals are in the shareholders' best interests. They recommend that your clients vote for each proposal.

The enclosed Proxy material provides detailed information about the proposals. A copy of this information is being mailed to those clients of yours who own these funds. I hope that by sending you this information you will be better able to address any questions your clients may pose. Please read the enclosed materials and encourage your clients to vote. Each vote is extremely important, no matter how large or small the holdings may be.

Here's another opportunity to contact your clients. We realize that you are in a very important position in which your clients rely upon you for advice. Therefore, you could take this opportunity to call your clients and make sure they don't have any questions about what they received in their package. This is another point of contact for you to further build your relationship with your client and potentially earn more business.

Voting is quick and easy. Everything your clients need is enclosed. To cast a vote, simply have your clients complete the proxy card enclosed in their package. Be sure to have them sign the card before mailing it in the postage-paid envelope. Your clients may also vote by touch-tone telephone by calling the toll-free number printed on their proxy card(s) and following the recorded instructions.

If you have any questions of your own or on behalf or your clients, please call Fidelity at 1-800-522-7297 or contact your dedicated Fidelity relationship manager. Thank you for your participation in this important initiative.

Sincerely,

Peter Herlihy

Senior Vice President Fidelity Investments Institutional Services

121964 For investment professional use only

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

Dear Home Office Representative:

I am writing to inform you about a special shareholder meeting of the Fidelity Advisor Funds® mentioned above. The meeting will be held on February 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds and the clients invested in them.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders. The Trustees believe these proposals are in the shareholders' best interest. They recommend that the shareholders vote for each proposal.

The enclosed Proxy material provides detailed information about the proposals. A copy of this information is being mailed to all of your clients and investment professionals who own/have clients invested in these funds. I hope the enclosed information helps address any questions. Please read the materials and encourage clients to vote. Each vote is extremely important, no matter how large or small the holdings may be.

Here's another opportunity to contact your clients. We realize that your investment professionals are in a very important position in which their clients rely upon them for advice. Therefore, your investment professionals could take this opportunity to make calls to clients letting them know what they have received in their proxy packages. This is another point of contact for them to further build the relationship and potentially earn more business.

Voting is quick and easy. Everything your clients need is enclosed. To cast a vote, simply have your clients complete the proxy card enclosed in their packages. Be sure to have them sign the card before mailing it in the postage-paid envelope. Your clients may also vote by touch-tone telephone by calling the toll-free number printed on their proxy card(s) and following the recorded instructions.

If you have any questions of your own or on behalf or your investment professionals or clients, please call Fidelity at 1-800-522-7297 or contact your dedicated Fidelity relationship manager. Thank you for your participation in this important initiative.

Sincerely,

Peter Herlihy

Senior Vice President Fidelity Investments Institutional Services

121965 For home office use only

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

Dear Shareholder:

I am writing to inform you about a special shareholder meeting of the Fidelity Advisor Funds® mentioned above. The meeting will be held on February 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Your vote is extremely important, no matter how large or small your holdings may be.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A should assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote by touch-tone telephone. If you wish to do this, call the toll-free number printed on your proxy card(s) and follow the recorded instructions.

If you have any questions, please call Fidelity at 1-800-522-7297. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

121962

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund and Fidelity Advisor Overseas Fund.

4. To ratify the selection of Deloitte & Touche LLP as independent accountants of Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Advisor International Capital Appreciation Fund.

5. To approve an amended management contract for each of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund and Fidelity Advisor Latin America Fund.

6. To approve an amended management contract for Fidelity Advisor Overseas Fund.

7. To approve an amended management contract for Fidelity Advisor Emerging Markets Income Fund.

8. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.), Inc. (FMR U.K.) for each of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

9. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

10. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

11. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FMR (U.K)L) for each of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund.

12. To approve an amended sub-advisory agreement between FIIA and Fidelity Investment Japan Limited (FIJ) for each of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas.

13. To change Fidelity Advisor Latin America Fund's policies concerning diversification.

14. To modify the fundamental investment objective of Fidelity Advisor Latin America Fund.

15. To eliminate a fundamental investment policy of Fidelity Advisor Diversified International Fund.

16. To eliminate a fundamental investment policy of Fidelity Advisor Emerging Markets Income Fund.

17. To eliminate a fundamental investment policy of Fidelity Advisor Overseas Fund.

18. To amend Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning real estate.

19. To amend the fundamental investment limitation concerning underwriting for each of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund and Fidelity Advisor Overseas Fund.

20. To amend Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning commodities.

21. To amend Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on December 18, 2000 as the record date for the determination of the shareholders of each of the funds and classes entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

ERIC D. ROITER Secretary

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 1) The proposal asks shareholders to approve an increase in the number of Trustees from 12 to 14. This increase, if approved, will allow the Board to better organize itself and its committees in overseeing the management of the Fidelity Funds. Additionally, the proposal asks shareholders to adopt a more modern form of the Declaration of Trust (i.e., the fund's charter). The more modern charter is Fidelity's new standard for its funds. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adopting the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders.

What role does the Board play? (Proposal 2)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds. If Proposal 1 is approved, the fourteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 1 is not approved, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

What is the role of the independent accountants? (Proposals 3 & 4)

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

Why are you modifying the funds' management contracts? (Proposals 5-7)

The changes to the contracts would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. For Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Overseas Fund (Proposals 6 & 7), the amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act). If shareholders approve the amended agreement, FMR could not, in the future, amend a fund's present management contract to increase the fund's management fee rate payable to FMR without shareholder approval. The proposals would not affect the fees that the fund pays to FMR under its present management contract.

The amended contract will result in a management fee that is the same as, or lower than, the fee payable under the present contract. Please refer to the proxy statement for specific details of the amended management contract proposals.

What is a sub-advisory agreement and how will the proposed amended sub-advisory agreements affect the funds? (Proposals 8-12)

Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreements allow FMR, FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, FIJ, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act, but would not change the fees paid by the funds or the management of the funds

Why are you proposing to change Fidelity Advisor Latin America Fund from diversified fund to a non-diversified fund? (Proposal 13)

The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local market. This flexibility will allow the fund, when appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International Emerging Markets Free - Latin America Index. We hope this will enable the fund to further take advantage of market opportunities within specific industries in the increasingly concentrated Latin American market.

Why are you proposing to change the fundamental investment objective of Fidelity Advisor Latin America Fund? (Proposal 14)

The primary purpose of this proposal is to more clearly communicate the fund's investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The modification will more clearly reflect the fund's policy of predominately investing in equity securities. However, this modification doesn't preclude the fund from investing in debt securities, which is consistent with other Fidelity targeted international equity funds.

Modifying the fund's fundamental investment objective is not expected to materially effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Diversified International Fund? (Proposal 15)

By eliminating the fund's fundamental investment policy regarding investing in foreign securities, the fund will more clearly communicate its investment objective and strategies by standardizing the investment disclosure in a manner that is consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, Fidelity Advisor Diversified International Fund will continue to rely on its existing non-fundamental policy of normally investing at least 65% of fund assets in foreign securities.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Emerging Markets Income Fund? (Proposal 16)

We would like to eliminate the fund's fundamental investment policy regarding investing in debt securities and other instruments of issuers in emerging markets. The proposal is intended to allow the fund to more clearly communicate its investment objective and strategies by standardizing the investment disclosure in a manner that is consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing at least 65% of assets in debt securities of issuers in emerging markets.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Overseas Fund? (Proposal 17)

By eliminating the fund's fundamental investment policy regarding investing in foreign securities, the fund will more clearly communicate its investment objective and strategies by standardizing the investment disclosure in a manner that is consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, Fidelity Advisor Overseas Fund will continue to rely on its existing non-fundamental policy of normally investing fund assets in foreign securities.

What is the benefit of amending Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning real estate? (Proposal 18)

The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. Adopting the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the types of securities or instruments in which the fund invests.

Why are you proposing to change the fundamental investment limitation concerning underwriting for the funds? (Proposal 19)

The purpose of the proposed change is to clarify that the funds are not prohibited from investing in other investment companies even if as a result of such investment, a fund is technically considered an underwriter under federal securities laws. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the types of securities in which the funds invest.

Why are you amending Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning commodities? (Proposal 20)

The primary purpose of the proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become standard for all funds managed by FMR. Adopting the proposal is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the types of securities or instruments in which the fund invests.

Why are you amending Fidelity Advisor Emerging Asia Fund's fundamental investment limitation concerning lending? (Proposal 21)

The primary purpose of the proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. Adopting the proposal is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the types of securities or instruments in which the fund invests.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is December 18, 2000.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-522-7297.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

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